EXHIBIT 10.56



          CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED ON A
                       REQUEST FOR CONFIDENTIAL TREATMENT

              OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE
                       SECURITIES AND EXCHANGE COMMISSION










                              JOINT DEVELOPMENT AND
                             COLLABORATION AGREEMENT





                                      AMONG

                           BALLARD POWER SYSTEMS INC.

                                       AND

                                  GRAFTECH INC.

                                       AND

                            UCAR CARBON COMPANY INC.

                                TABLE OF CONTENTS


                                                                            PAGE

PART 1  DEFINITIONS AND INTERPRETATIONS........................................2

DEFINITIONS....................................................................2

INTERPRETATION.................................................................9

SCHEDULES.....................................................................10

PART 2  DEVELOPMENT...........................................................10

DEVELOPMENT PERIOD............................................................10

REASONABLE EFFORTS............................................................10

STEERING COMMITTEE............................................................11

DUTIES OF COMMITTEE...........................................................11

PROJECT MANAGER...............................................................12

EXCLUSIVITY AND STANDSTILL....................................................12

NEW TECHNOLOGICAL PLATFORM....................................................14

JOINT AGREEMENT TO DISCONTINUE WORK...........................................15

ONE PARTY DISCONTINUES WORK...................................................15

PROVISION OF EQUIPMENT........................................................16

SUPPLY AGREEMENT..............................................................16

[TEXT DELETED] FUEL CELLS.....................................................17

DEVELOPMENT EXCEPTIONS........................................................17

PART 3  INTELLECTUAL PROPERTY.................................................17

ALLOCATION OF IP..............................................................17

IP REGISTRATIONS..............................................................18

CO-OPERATION BY PARTIES.......................................................18

JOINT ARISING IP..............................................................18

GRAFTECH/BPS LICENSE..........................................................21

BPS/GRAFTECH LICENSE..........................................................25

WARRANTIES AND COVENANTS OF UCAR CARBON AND GRAFTECH..........................30

WARRANTIES AND COVENANTS OF BPS...............................................30

PART 4  CONFIDENTIALITY.......................................................31

NON-DISCLOSURE................................................................31

EXCEPTIONS....................................................................32

LEGAL REQUIREMENT TO DISCLOSE.................................................32

NO SOLICITATION...............................................................33

                               TABLE OF CONTENTS
                                  (CONTINUED)


                                                                            PAGE

REASONABLE RESTRICTIONS.......................................................33

PUBLICITY.....................................................................33

PART 5  DISPUTE RESOLUTION....................................................33

INITIATION OF PROCESS.........................................................33

COMMITTEE INVOLVEMENT.........................................................34

SENIOR OFFICER INVOLVEMENT....................................................34

ARBITRATION...................................................................34

IMPLEMENTATION................................................................34

VENUE OF ARBITRATION..........................................................34

NON-APPLICABILITY OF PART 5...................................................35

PART 6  TERMINATION...........................................................35

TERMINATION...................................................................35

EFFECT OF TERMINATION.........................................................36

LIABILITY LIMITED.............................................................41

EXCLUSIONS TO LIMITED LIABILITY...............................................41

PART 7  GENERAL...............................................................42

AMENDMENTS....................................................................42

FURTHER ASSURANCES............................................................42

ENTIRE AGREEMENT..............................................................42

NOTICE........................................................................42

DEEMED RECEIPT................................................................43

CHANGE OF ADDRESS.............................................................43

BINDING EFFECT................................................................43

GOVERNING LAW.................................................................43

ATTORNMENT....................................................................44

FORCE MAJEURE.................................................................44

SEVERABILITY..................................................................44

COUNTERPARTS..................................................................44

NO ASSIGNMENT.................................................................45

SURVIVAL......................................................................45

NO PARTNERSHIP................................................................45

TERMINATION OF UCAR CARBON'S OBLIGATIONS......................................45

                               TABLE OF CONTENTS
                                  (CONTINUED)


                                                                            PAGE

BPS/UCAR CARBON COLLABORATION AGREEMENT.......................................46

REMEDIES......................................................................46

                              JOINT DEVELOPMENT AND
                             COLLABORATION AGREEMENT

This Agreement is made effective the 5th day of June, 2001.

AMONG:

       GRAFTECH INC., a Delaware corporation having a place of business at 11709 Madison Avenue, Lakewood, Ohio, U.S.A. 44107

       ("Graftech")

AND:

       BALLARD POWER SYSTEMS INC., a Canadian corporation having a place of business at 9000 Glenlyon Parkway, Burnaby, British Columbia, Canada V5J 5J9

       ("BPS")

AND:

       UCAR CARBON COMPANY INC., a Delaware corporation having an office at 3102 West End Avenue, Suite 1100, Nashville, Tennessee, 37203, U.S.A.

       ("UCAR Carbon")

WHEREAS:

(A) BPS has developed, is in possession of and is the beneficial owner of, substantial and valuable expertise, know-how and intellectual property rights relating to the field of PEM Fuel Cells and PEM Fuel Cell Systems (as defined herein) and the design, manufacture and marketing of PEM Fuel Cells and PEM Fuel Cell Systems for the generation of electrical power for a variety of applications;

(B) Graftech has developed, is in possession of and is the beneficial owner of, substantial and valuable expertise, know-how and intellectual property rights relating to natural graphite-based materials and products, including flexible graphite and treated natural graphite;

(C) Subject to the provisions of this Agreement, each of BPS and Graftech wishes to collaborate with the other, on an exclusive basis, to jointly develop Graphitic Materials (as defined herein) and Graphitic Components (as defined herein) and related process technology and manufacturing processes for their use in PEM Fuel Cells and PEM Fuel Cell Systems for a broad range of power generation applications (the "Development"); and

(D)    Graftech is currently a wholly-owned subsidiary of UCAR Carbon;

NOW THEREFORE, the parties agree as follows:

                                     PART 1

                         DEFINITIONS AND INTERPRETATIONS

DEFINITIONS

1.1 In this Agreement, including the recitals, except as otherwise provided or unless the context otherwise requires,

       AFFILIATE, in relation to a specified Person, means a Person that directly or indirectly controls, is under common control with, or is controlled by the specified Person. For the purposes of this Agreement, control of a corporation, limited liability company, partnership, limited partnership or other entity by a Person is deemed to occur if

       (a) securities or other ownership interests of the corporation, limited liability company, partnership, limited partnership or other entity to which are attached more than 50% of the votes that may be cast to elect members of the board of directors, general partners, managing members or other governing body of such entity or other rights to elect a majority of the members of the applicable governing body are held, other than by way of security only, by or for the benefit of the Person, and

       (b) the votes attached to those securities or other ownership interests are sufficient, if exercised, to elect a majority of the members of the board of directors, general partners, managing members or other governing body of such entity,

       ARISING IP means, collectively, the BPS Arising IP, the Graftech Arising IP and the Joint Arising IP,

       [TEXT DELETED] means, for the purposes of this Agreement, the formal management decision point that provides [TEXT DELETED] for the [TEXT DELETED] and [TEXT DELETED] and should include [TEXT DELETED] on [TEXT DELETED] and/or [TEXT DELETED]. It is the [TEXT DELETED] described as the [TEXT DELETED] in [TEXT DELETED] dated [TEXT DELETED],

       [TEXT DELETED] means, for the purposes of this Agreement, the [TEXT DELETED] and [TEXT DELETED] where the [TEXT DELETED] of the [TEXT DELETED] is [TEXT DELETED]. No [TEXT DELETED] should be made [TEXT DELETED] and [TEXT DELETED] is [TEXT DELETED] to [TEXT DELETED] with [TEXT DELETED] for the [TEXT DELETED] of [TEXT DELETED]. It is the [TEXT DELETED] described as the [TEXT DELETED] in [TEXT DELETED], dated [TEXT DELETED],

       BPS ARISING IP means all Intellectual Property arising pursuant to the Development concerning the items allocated to BPS in Schedule B including, but not limited to,

       (a) the design, composition, manufacturing techniques and methodology respecting such items, and

       (b) the use of Graphitic Materials and Graphitic Components in PEM Fuel Cells, PEM Fuel Cell Systems and MEAs,

       BPS BACKGROUND IP means all Intellectual Property owned or controlled by BPS or its Affiliates before the Effective Date,

       BPS/GRAFTECH LICENSE has the meaning ascribed to it in ss.3.6,

       BPS IP means, collectively, the BPS Arising IP and the BPS Background IP,

       BPS LICENSED TECHNOLOGY means all of the BPS IP concerning component manufacturing technology relevant to the manufacture of Graphitic Components for use in PEM Fuel Cells and PEM Fuel Cell Systems, and all Improvements thereto, owned or controlled by BPS from time to time, to the extent required by Graftech to exercise its rights under the BPS/Graftech License in accordance with the terms thereof, but excludes

       (a)    all IP that is the subject of an existing (as of the Effective
              Date) bona fide third party restriction or limitation as to its disclosure or licensing, to the extent of such restriction or limitation,

       (b) for greater certainty, all of the BPS IP concerning the design (including component design), component assembly, component processing (other than as specifically set forth in this Agreement) and stack assembly, related to PEM Fuel Cells, and

       (c) all IP concerning the items described in ss.2.13 of this Agreement and ss.2.13 of the Supply Agreement,

       BPS PERMITTED LICENSEES means, collectively,

       (a) [TEXT DELETED] and its Subsidiaries (other than Subsidiaries that have a line of business that would make them a Graftech Competitor),

       (b) [TEXT DELETED] and its Subsidiaries (other than Subsidiaries that have a line of business that would make them a Graftech Competitor),

       (c)    wholly-owned subsidiaries of BPS and Ballard Generation Systems
              Inc.,

       (d) licensees of BPS's Background IP, but excludes any licensee that has a line of business that would make it a Graftech Competitor,

       (e)    subject to ss.3.5(a)(i)(B), subcontractors of BPS, and

       (f) each other Person that is approved in writing by Graftech as BPS's sublicensee of the Graftech/BPS License,

       BUSINESS DAY means a day that is not

       (a) a Saturday or a Sunday, or a British Columbia provincial, Canadian federal, a United States national, or Ohio state, holiday, or

       (b) a day during the period commencing on December 24 of one year and ending on January 2 of the following year,

       COMMITTEE has the meaning ascribed to it in ss.2.3,

       CONFIDENTIAL INFORMATION means, in relation to a Person, information known or used by such Person in connection with its business and technology, including, but not limited to, such Person's Intellectual Property, customer information, financial information, marketing information, and information as to business opportunities and research and development,

       CONTINUING PARTY has the meaning ascribed to it in ss.2.9(a),

       DEVELOPMENT has the meaning ascribed to it in Recital (C),

       DEVELOPMENT PERIOD has the meaning ascribed to it in ss.2.1,

       DISCLOSING PARTY has the meaning ascribed to it in ss.4.1,

       DISCONTINUED WORK has the meaning ascribed to it in ss.2.9,

       DISCONTINUING PARTY has the meaning ascribed to it in ss.2.9,

       DISPUTE has the meaning ascribed to it in ss.5.1,

       DISPUTE NOTICE has the meaning ascribed to it in ss.5.1,

       DONATING PARTY has the meaning ascribed to it in ss.2.10,

       EFFECTIVE DATE means the date appearing on page 1 of this Agreement,

       ENCUMBRANCE means any mortgage, charge, pledge, hypothecation, lien, easement, right-of-way, encroachment, security interest, covenant, condition, right of re-entry, right of possession, lease, license, assignment, option, claim or other title defect, encumbrance or charge, whether or not registered or registrable and whether or not consensual or arising by law, statutory or otherwise,

       EVENT OF DEFAULT in relation to a party to this Agreement means the occurrence of one or more of the following circumstances with respect to such party which has, or is reasonably likely to have, a material adverse effect on the business of any other party or on the performance by such party or any other party of a material term of this Agreement:

       (a) an order is made or a resolution is passed or a petition is filed by such party for the liquidation, dissolution or winding-up of such party (other than pursuant to a corporate reorganization, recapitalization, realignment or restructuring not connected with an event described in ss.(d), ss.(e) or ss.(f));

       (b)    such party is in breach of its obligations under Part 4;

       (c) such party commits a breach in observing or performing any other covenant, agreement or condition of this Agreement (not covered by another provision of this definition of Event of Default) on its part to be observed or performed and does not rectify or cure such breach within 30 days after receipt of written notice from any other party to this Agreement specifying in reasonable detail such breach; provided, however, that if the nature of the breach is such that it cannot be cured within such 30-day period and such party has provided each of the other parties to this Agreement with assurances, reasonably satisfactory to the other party, that the breach can be cured within 60 days, and such party has commenced and continued with all due diligence to cure such breach, such breach will not constitute an Event of Default unless such breach is not cured within 60 days after receipt by such party of written notice specifying the breach;

       (d) an execution, sequestration or any other process of any court becomes enforceable against such party, or any distress attachment or analogous process is levied upon any material part of the property, assets and undertaking of such party, and any such process or distress attachment is not stayed or otherwise suspended by a court of competent jurisdiction within 60 days;

       (e) such party voluntarily files for bankruptcy relief, an involuntary bankruptcy proceeding is commenced against such party and is not dismissed within 90 days, or such party makes an assignment for the benefit of creditors, consents to a proposal or similar action under any bankruptcy, insolvency or debtor-creditor legislation applicable to it, or commences (or has commenced against it and is not dismissed within 90 days) any other proceedings relating to it under any reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction whether now or hereafter in effect, or consents to any such proceeding;

       (f) a custodian, liquidator, receiver, receiver and manager, receiver-manager, trustee or any other person with similar powers is appointed for such party or in respect of any material property or assets or material part of the property or assets of such party and such appointment is not discharged within 90 days or before any action is taken with respect to such property or asset; or

       (g) a final, non-appealable, decision of any judicial, administrative, governmental authority or other authority or arbitrator is made which enjoins or restrains, or renders illegal or unenforceable, the performance or observance by such party of any material term of this Agreement,

       FLOW FIELD PLATE means an electrically conductive fuel cell separator plate that can be used in PEM Fuel Cells,

       GAS DIFFUSION LAYER or GDL means a Substrate which has been [TEXT DELETED] or [TEXT DELETED] to enable it to be [TEXT DELETED] of a [TEXT DELETED] in a [TEXT DELETED],

       GRAFTECH ARISING IP means all Intellectual Property arising pursuant to the Development concerning the items allocated to Graftech in Schedule B including, but not limited to, the design, composition, manufacturing techniques and methodology respecting such items,

       GRAFTECH BACKGROUND IP means all Intellectual Property owned or controlled by Graftech or its Affiliates before the Effective Date,

       GRAFTECH/BPS LICENSE has the meaning ascribed to it in ss.3.5,

       GRAFTECH COMPETITOR means a manufacturer of Graphitic Materials,

       GRAFTECH IP means, collectively, the Graftech Arising IP and the Graftech Background IP,

       GRAFTECH LICENSED TECHNOLOGY means all of the Graftech IP concerning Graphitic Materials and Graphitic Components for PEM Fuel Cells and PEM Fuel Cell Systems, and all Improvements thereto, owned or controlled by Graftech from time to time, to the extent required by BPS to exercise its rights under the Graftech/BPS License in accordance with the terms thereof, but excludes

       (a)    all IP that is the subject of an existing (as of the Effective
              Date) bona fide third party restriction or limitation as to its disclosure or licensing, to the extent of such restriction or limitation,

       (b) for greater certainty, all Graftech IP concerning technologies other than for use in PEM Fuel Cells or PEM Fuel Cell Systems, and

       (c) all Graftech IP concerning the items described in ss.2.13 of this Agreement and ss.2.13 of the Supply Agreement,

       GRAPHITIC COMPONENTS means components made from or utilizing, in whole or in part, Graphitic Materials, including, but not limited to, Flow Field Plates, GDLs and other components for PEM Fuel Cells and PEM Fuel Cell Systems,

       GRAPHITIC MATERIALS means materials of intercalated natural graphite flakes and materials derived from such flakes, such as expanded graphite and/or flexible graphite (commonly referred to as graphite sheet or foil), [TEXT DELETED], [TEXT DELETED] or [TEXT DELETED], and [TEXT DELETED], [TEXT DELETED] or [TEXT DELETED],

       IMPROVEMENTS means, with respect to the Graftech Licensed Technology or the BPS Licensed Technology, as the case may be, all customizations, enhancements, revisions and modifications thereto invented, discovered, developed or made at any time within two years after the end of the Development Period,

       INTELLECTUAL PROPERTY or IP means a patent, patent application, industrial design, invention, design, trade secret, idea, work, methodology, technology, innovation, creation, concept, moral right, development drawing, research, analysis, know-how, experiment, copyright, data, formula, method, procedure, process, system or technique,

       JOINT ARISING IP means all Intellectual Property arising pursuant to the Development concerning the items allocated to Graftech and BPS jointly in Schedule B including, but not limited to, manufacturing techniques and methodology respecting such items but, for greater certainty, excludes everything within the definitions of Graftech Arising IP and BPS Arising IP,

       MEA means a membrane electrode assembly being a solid polymer electrolyte or ion exchange membrane disposed between two GDLs for use in a PEM Fuel Cell and having an electrochemically active region that includes a quantity of electrocatalyst typically disposed in a layer at each membrane/GDL interface,

       NET SALES PRICE means the gross invoice price (based on fair and honest pricing in accordance with normal established pricing policy of the party paying the royalty), less allowances for returns (in accordance with the normal established return policy of such party) and less cash and other trade discounts off the invoiced price (to the extent separately stated on such invoice) to the extent consistent with normal established discounting policy of such party, shipping charges (to the extent separately stated in such invoice) and sales and other excise taxes included in such invoice price, received or receivable by such party and attributable to the supply of Graphitic Components; provided, however, that with respect to any Graphitic Components disposed of (other than disposal of obsolete, defective and waste products) by such party in any manner other than a bona fide and arm's length sales transaction, the Net Sales Price of such Graphitic Components will be deemed to be an amount equal to the amount which would have been the Net Sales Price of such Graphitic Components had they been sold in the same market for cash in a bona fide and arm's length sales transaction,

       NOTICE has the meaning ascribed to it in ss.7.4

       PEM FUEL CELL means, subject to ss.2.13, a polymer electrolyte membrane fuel cell or fuel cell stack (including, for greater certainty, a direct methanol polymer electrolyte membrane fuel cell or fuel cell stack), including components, devices, materials and subsystems thereof necessary or desirable for the functioning of the fuel cell or fuel cell stack, including for sealing, venting of gases, vibration isolation, electromagnetic shielding, the supply, recirculation and removal of gases and fluids, inlet gas conditioning, humidification and monitoring, and for control logic and interface logic for the safe and optimal performance of the fuel cell or fuel cell stack, definition of control interfaces between the fuel cell and the fuel cell system control system, and further including structural elements, housings and interfaces with an associated fuel cell system or components thereof,

       PEM FUEL CELL SYSTEM means, subject to ss.2.13, the components assembled or designed for assembly around a PEM Fuel Cell, including the fuel tank, fuel storage and supply subsystem, fuel processor, air supply subsystem, cooling subsystem, control subsystem, electronic interfaces and power conditioning subsystem,

       PERSON means an individual, corporation, body corporate, firm, limited liability company, partnership, syndicate, joint venture, society, association, trust or unincorporated organization or trustee or other such legal representative,

       PRIME RATE means the annual prime lending rate of interest established from time to time by the Royal Bank of Canada for loans denominated in the currency of the United States of America,

       PROJECT MANAGER has the meaning ascribed to it in ss.2.5,

       PROPOSING PARTY has the meaning ascribed to it in ss.2.7,

       RECIPIENT has the meaning ascribed to it in ss.4.1,

       RECIPIENT'S AGENTS has the meaning ascribed to it in ss.4.1(a),

       REJECTED WORK has the meaning ascribed to it in ss.2.7(e)(i),

       REJECTING PARTY has the meaning ascribed to it in ss.2.7(e)(ii),

       RELEASE DATE means, with respect to any particular Graphitic Material or Graphitic Component, the date

       (a) specified in Schedule C for the supply thereof to third parties, or

       (b) that is two years after the particular Graphitic Material or Graphitic Component, as the case may be, has passed the [TEXT DELETED],

       whichever is later,

       REQUESTING PARTY has the meaning ascribed it in ss.2.10,

       ROYALTY RATE means a mutually agreed to royalty determined by reference, inter alia, to the factors described in Schedule D,

       RULES has the meaning ascribed to it in ss.5.4,

       SENIOR OFFICER means, in the case of BPS, any of BPS's Chief Executive Officer, President, Chief Operating Officer, Chief Financial Officer, Vice-President - Strategic Development or their equivalent; in the case of Graftech, Graftech's President, and in the case of UCAR Carbon, UCAR Carbon's President,

       SOWS has the meaning ascribed to it in ss.2.2,

       SPECIFICATIONS means the specifications for the Graphitic Materials and the Graphitic Components agreed to by BPS and Graftech,

       SUBSIDIARY: a Person will be deemed to be a Subsidiary of another Person if that other Person controls such first Person and for the purpose of this Agreement, [TEXT DELETED] will be deemed to be a Subsidiary of [TEXT DELETED],

       SUBSTRATE means a Graphitic Material [TEXT DELETED] for liquid or gas permeability but, for greater certainty, excludes a GDL,

       SUPPLY AGREEMENT means the Master Supply Agreement dated concurrently with this Agreement, as may be modified or amended from time to time, and

       SUPPLY INDIVIDUAL DEFAULT LICENSE has the meaning ascribed to it in the Supply Agreement.

INTERPRETATION

1.2 In this Agreement, except as otherwise expressly provided or unless the context otherwise requires,

       (a) "this Agreement" means this Joint Development and Collaboration Agreement as from time to time supplemented or amended by one or more agreements entered into pursuant to the applicable provisions hereof,

       (b) the headings in this Agreement are inserted for convenience only and do not form a part of this Agreement and are not intended to interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof,

       (c) the terms "including" and "such as", when following any general statement or term, are not to be construed as limiting the general statement or term to the specific items or matters set forth or to similar items or matters, but rather as permitting the general statement or term to refer to all other items or matters that could reasonably fall within their broadest possible scope,

       (d) all accounting terms not otherwise defined herein have the meanings assigned to them, and all calculations to be made hereunder are to be made, in accordance with, as applicable to BPS or Graftech, respectively, Canadian or United States generally accepted accounting principles applied on a consistent basis,

       (e) except where otherwise specified, all references to currency mean currency of the United States of America,

       (f) a reference to a statute includes all regulations made thereunder, all amendments to the statute or regulations in force from time to time, and any statute or regulation that supplements or supersedes such statute or regulations,

       (g)    a reference to an entity includes any successor to that entity,

       (h) words importing the masculine gender include the feminine or neuter, words in the singular include the plural, words importing a corporate entity include individuals, and vice versa,

       (i) a reference to "agreed to", "approval", "authorization" or "consent" means written agreement, approval, authorization or consent, as the case may be, and

       (j) a reference to a Part is to a Part of this Agreement and the symbol ss. followed by a number or some combination of numbers and letters refers to the section, paragraph, subparagraph, clause or subclause of this Agreement so designated.

SCHEDULES

1.3 The following schedules are attached hereto and incorporated into this Agreement by reference and form a part hereof:

         Schedule A:       Timetable
         Schedule B:       Ownership of Arising IP
         Schedule C:       Release Dates for Third Party Sales
         Schedule D:       Royalty Determination
         Schedule E:       List of Equipment

                                     PART 2

                                   DEVELOPMENT

DEVELOPMENT PERIOD

2.1 Subject to extension or earlier termination as provided in this Agreement, the term of this Agreement (the "Development Period") will be ten years commencing on the Effective Date.

REASONABLE EFFORTS

2.2 During the Development Period, BPS and Graftech will, on an ongoing basis, prepare detailed statements of work (the "SOWs") to fully identify the key areas of research and development under this Agreement. BPS and Graftech will use commercially reasonable efforts to prepare a detailed SOW in respect of a GDL within 30 days after the Effective Date. Except as otherwise provided in this Agreement, BPS and Graftech will work exclusively with one another with respect to the development of Graphitic Materials and Graphitic Components for PEM Fuel Cells and PEM Fuel Cell Systems, and will each use all commercially reasonable efforts to successfully, diligently and on a timely basis, carry out the portion of the work for which it is responsible as described in the SOWs for the achievement of the objectives of the Development. In particular,

       (a) Graftech will manufacture the Graphitic Materials and certain Graphitic Components in accordance with the Specifications and will supply the same to BPS pursuant to the Supply Agreement, and

       (b)    BPS will, as applicable,

              (i) purchase Graphitic Materials and certain Graphitic Components from Graftech in accordance with the provisions of the Supply Agreement and modify and treat the Graphitic Materials and Graphitic Components supplied by Graftech for use in PEM Fuel Cells and PEM Fuel Cell Systems, as applicable,

              (ii) use those Graphitic Materials to manufacture Graphitic Components for use in PEM Fuel Cells and PEM Fuel Cell Systems, as applicable, and use such certain Graphitic Components for PEM Fuel Cells and PEM Fuel Cell Systems, as applicable, in accordance with the provisions of the Supply Agreement, and

              (iii) conduct performance testing of Graphitic Materials and Graphitic Components to assess their economic and technical viability for use in PEM Fuel Cells and PEM Fuel Cell Systems, as appropriate.

Unless otherwise agreed in writing, each of BPS and Graftech will bear all its own costs and expenditures in connection with its activities pursuant to the Development except that costs jointly incurred by them will be borne by BPS and Graftech equally.

STEERING COMMITTEE

2.3 BPS and Graftech will establish a steering committee (the "Committee") comprising a minimum of two, and a maximum of three, representatives of each such party. Each of BPS and Graftech may replace, from time to time, any member appointed by it to the Committee by giving written notice thereof to the other. The Committee will meet as needed and meetings of the Committee may be held by telephone conference. The decisions of the Committee will be made unanimously by all of its members. All proceedings and decisions of the Committee will be recorded in minutes that will be signed by at least one member of the Committee appointed by each of BPS and Graftech.

DUTIES OF COMMITTEE

2.4    The Committee will, among other things,

       (a) conduct a quarterly review of the timetable set forth in Schedule A for the research and development activities under this Agreement and make such adjustments thereto from time to time as is necessary or expedient,

       (b) monitor the progress and review the performance of each of the parties,

       (c) oversee all work to be performed by each of the parties pursuant to the Development (including, but not limited to, the work for which each party is responsible as may be described in any SOW),

       (d) review patent-related and other Intellectual Property issues and define the parties' general strategy concerning the same to the extent relevant to the Development, but not provided for in this Agreement,

       (e) promptly resolve problems and disputes submitted to the Committee by either party in accordance with Part 5,

       (f) evaluate the results of each phase of the Development and discuss all technical issues arising with regard to the Development,

       (g)    modify the SOWs as and when deemed necessary,

       (h) review, on a regular basis, the economics of developing and producing Graphitic Materials and Graphitic Components for PEM Fuel Cells and PEM Fuel Cell Systems and the projected date of commercialization of PEM Fuel Cells and PEM Fuel Cell Systems containing Graphitic Components developed pursuant to the Development, and make recommendations to the parties regarding the same.

PROJECT MANAGER

2.5 Each of BPS and Graftech will appoint and maintain, until the expiry of the Development Period, a project manager ("Project Manager"), and may from time to time change its Project Manager, upon prior written notice to the other. Each party's Project Manager will be responsible for that party's performance under this Agreement and will co-ordinate and co-operate with the Committee in the management, co-ordination and administration of the activities of such party under this Agreement. Specifically, the Project Managers will

       (a) maintain books and written records of the dates on which Confidential Information is disclosed by one party to the other pursuant to the Development,

       (b) jointly agree to amend the Specifications for Graphitic Materials and Graphitic Components when deemed necessary or expedient, and

       (c) jointly from time to time when required to do so by Graftech and BPS, identify in writing the particular generation of Graphitic Material or Graphitic Component used or developed during the Development Period which Graftech may use, develop or manufacture for, or supply to, third parties for PEM Fuel Cells and PEM Fuel Cell Systems.

EXCLUSIVITY AND STANDSTILL

2.6 Each of Graftech, BPS and UCAR Carbon acknowledges and agrees that except as otherwise expressly provided in, and subject to, ss.2.7, ss.2.9, ss.2.13 and Part 6 of this Agreement and subject to ss.2.13 and ss.6.3(b)(v) of the Supply Agreement,

       (a) during the Development Period and for a period of two years thereafter, neither Graftech nor BPS will, and each will ensure that none of its Affiliates will, directly or indirectly,

              (i) collaborate with any third party in the research or development of Graphitic Materials or Graphitic Components for use in PEM Fuel Cells or PEM Fuel Cell Systems,

              (ii) license to any third party any of its Intellectual Property concerning Graphitic Materials or Graphitic Components for use in PEM Fuel Cells or PEM Fuel Cell Systems, except that

                     (A) BPS will have the right to license its Intellectual Property to the BPS Permitted Licensees, and

                     (B) Graftech will have the right to license its Intellectual Property to any third party for non-PEM Fuel Cell and non-PEM Fuel Cell Systems applications,

       (b) during the Development Period and for a period of two years thereafter, UCAR Carbon will not, and will ensure that none of its Affiliates will, directly or indirectly, collaborate with any third party in the research or development of Graphitic Materials or Graphitic Components for use in PEM Fuel Cells or PEM Fuel Cell Systems,

       (c) until two years after the expiry or earlier termination of the Development Period or the expiry or earlier termination of the Supply Agreement, whichever is later, neither Graftech nor UCAR Carbon will, and each will ensure that none of its Affiliates will, directly or indirectly, research, develop, manufacture, make, have made, sell or supply PEM Fuel Cells and PEM Fuel Cell Systems or MEAs; provided, however, that Graftech may research, develop, manufacture, make, have made, sell or supply Graphitic Materials and Graphitic Components for PEM Fuel Cells and PEM Fuel Cell Systems and MEAs in accordance with ss.2.7, ss.2.9, and ss.3.6, and

       (d) during the Development Period, Graftech and its Affiliates will not, directly or indirectly,

              (i) knowingly supply any Graphitic Component or Graphitic Material developed for use in PEM Fuel Cells and PEM Fuel Cell Systems to third parties, including Graftech's Affiliates, for use in PEM Fuel Cells or PEM Fuel Cell Systems, or

              (ii) provide technical assistance to third parties, including Graftech's Affiliates, in respect of the use of such Graphitic Component or Graphitic Material in PEM Fuel Cells or PEM Fuel Cell Systems,

         until after the Release Date therefor.

NEW TECHNOLOGICAL PLATFORM

2.7 If either Graftech or BPS (the "Proposing Party") wishes to propose for inclusion in the Development a Graphitic Component (other than a Flow Field Plate or a GDL) or a different technological approach for the development of Graphitic Materials or Graphitic Components, the following terms and conditions will apply:

       (a) such proposal may only be made by the Proposing Party by written notice given to the other party at any time after the first anniversary of the Effective Date;

       (b) such proposal must be in writing accompanied by a reasonably detailed business plan with respect to the proposed activity, including budgets, market research, timelines, feasibility studies, a draft SOW and such other information as may be necessary or useful to enable the other party to make an informed decision as to whether or not to accept the proposal;

       (c) the other party will have six months after receipt of the proposal within which to accept or reject such proposal;

       (d) if the proposal is accepted, the proposed activity will be included in the Development;

       (e)    if the proposal is rejected,

              (i)    notwithstanding ss.2.6(a), (b) and (d), the Proposing
                     Party may undertake the rejected work (the "Rejected Work") alone or with third parties, on a non-exclusive basis,

              (ii) the party rejecting the work (the "Rejecting Party") will not, and will ensure that its Affiliates will not, undertake the Rejected Work for the remainder of the Development Period or two years after its rejection of the Rejected Work, whichever is longer; provided, however, that, if the Rejecting Party is Graftech, the restriction under this ss.(ii) will be equally applicable to UCAR Carbon,

              (iii) the Rejecting Party will have no rights to Intellectual Property developed by the Proposing Party or its third party collaborators in relation to the Rejected Work after the date that the Rejected Work ceased to be part of the Development, and

              (iv) the Proposing Party may not use the Rejecting Party's Confidential Information, or the Rejecting Party's Intellectual Property, in connection with any activity related to the Rejected Work; provided, however, that the Proposing Party may use the Joint Arising IP in connection with its activities related to the Rejected Work,

       (f) if the proposal is acceptable to the other party, but the parties cannot agree upon the terms of inclusion of the proposed activity within the Development, the matter will be resolved by dispute resolution process under Part 5,

       (g) if the other party does not respond within six months after receipt of the proposal, it will be deemed to have rejected the proposal, in which case ss.(e) will apply MUTATIS MUTANDIS, and

       (h) nothing in ss.(e) will be construed so as to restrict BPS and Graftech from collaborating with one another in respect of the Rejected Work on an exclusive or non-exclusive basis at any later date; provided, however, that to the extent reasonably feasible, such future collaboration between BPS and Graftech, if commenced during the Development Period, must be on an exclusive basis.

JOINT AGREEMENT TO DISCONTINUE WORK

2.8 If both Graftech and BPS wish to cease undertaking work that is part of the Development, upon mutual agreement, they may do so; provided, however, that

       (a) neither Graftech nor BPS will, and each of them will ensure that its Affiliates will not, and

       (b) UCAR Carbon will not, and it will ensure that its Affiliates will not,

directly or indirectly, undertake such work until two years after the expiry or earlier termination of the Development Period; provided, however, that either party may at any time during the Development Period re-propose the work pursuant to ss.2.7.

ONE PARTY DISCONTINUES WORK

2.9 If either Graftech or BPS (the "Discontinuing Party") wishes to stop undertaking any work that is part of the Development (the "Discontinued Work"), the following terms and conditions will apply:

       (a) the Discontinuing Party will give the other party (the "Continuing Party") 90 days' written notice of its intention to cease undertaking the Discontinued Work,

       (b) notwithstanding ss.2.6(a), ss.(b) and ss.(d) after the expiration of the 90 day notice period, the Continuing Party may undertake the Discontinued Work alone or with third parties,

       (c) the Discontinuing Party will not, and it will ensure that its Affiliates will not, undertake the Discontinued Work for the remainder of the Development Period or two years after the date of its notice to the Continuing Party pursuant to ss.(a), whichever is longer; provided, however, that if the Discontinuing Party is Graftech, the restriction under this ss.(c) will be equally applicable to UCAR Carbon,

       (d) the Discontinuing Party will have no rights to Intellectual Property developed by the Continuing Party or its third party collaborators in connection with the Discontinued Work after the date that the Discontinued Work ceased to be part of the Development, and

       (e) the Continuing Party may not use the Discontinuing Party's Confidential Information, or the Discontinuing Party's Intellectual Property, in connection with any activity undertaken in relation to the Discontinued Work after the date that the Discontinued Work ceased to be part of the Development; provided, however, that the Continuing Party may use the Joint Arising IP in connection with its activities related to the Discontinued Work.

PROVISION OF EQUIPMENT

2.10 Where either Graftech or BPS (the "Requesting Party"), acting reasonably, requests specific equipment from the other (the "Donating Party") in furtherance of the Development and the Donating Party in good faith, determines it necessary to provide such equipment to the Requesting Party for the benefit of the Development, the Donating Party will provide such equipment to the Requesting Party; provided, however, that

       (a) the Requesting Party must return such equipment to the Donating Party when such equipment is no longer required by the Requesting Party and in any event within 30 days after the end of the Development Period, and

       (b) the Requesting Party will be responsible for the costs and other incidentals of transportation and set-up of such equipment.

Without limiting the rights of Graftech under this ss.2.10, the parties acknowledge that BPS will, as soon as is reasonably practicable after the commencement of the Development Period, provide Graftech with the equipment listed in Schedule E subject to the terms of this ss.2.10.

SUPPLY AGREEMENT

2.11 The terms of the Supply Agreement will apply to each Graphitic Material and Graphitic Component that has passed the [TEXT DELETED] and each other Graphitic Material or Graphitic Component specified therein. Each of BPS and Graftech will, promptly upon request by the other,

       (a) execute such deeds, documents and instruments as may be necessary to implement the intent of this ss.2.11, and

       (b) except as otherwise set forth in the Supply Agreement, use all commercially reasonable efforts to conclude a supply arrangement in respect of such Graphitic Material and Graphitic Component within 90 days after such material or component has passed the [TEXT DELETED].

[TEXT DELETED] FUEL CELLS

2.12 BPS will [TEXT DELETED] the [TEXT DELETED] of [TEXT DELETED] Fuel Cell technology pursuant to the Development and will [TEXT DELETED] Graftech of its [TEXT DELETED] by [TEXT DELETED]. Graftech will not propose any such technology for development pursuant to ss.2.7 until after [TEXT DELETED] and accordingly, any refusal by BPS to undertake the development of such technology prior to [TEXT DELETED], will be without prejudice to BPS's rights to review the situation should Graftech make a proposal, after [TEXT DELETED], with respect to such technology under ss.2.7.

DEVELOPMENT EXCEPTIONS

2.13 Notwithstanding anything to the contrary contained in this Agreement or the Supply Agreement,

       (a) UCAR Carbon and its Affiliates may manufacture, make, have made, sell or supply non-natural graphite materials, and

       (b) each of the parties and each of their respective Affiliates may collaborate, research, develop, manufacture, make, have made, sell or supply devices, subsystems, materials or components whose primary function relates to fuel storage devices, power storage devices (such as supercapacitors and lithium-ion batteries), electronic thermal management components (such as heat sinks, heat spreaders and thermal interfaces), electromagnetic interference shielding, radio frequency interference shielding and heat management devices (such as radiators and components relating to reformers) strictly for such primary function, in each case regardless of whether or not such devices, subsystems, materials or components are for use in PEM Fuel Cells or PEM Fuel Cell Systems; but for greater certainty, this provision will not give any rights to any party or any of such party's Affiliates to, and each party will ensure that its Affiliates will not, use or disclose any Intellectual Property or Confidential Information of any other party.

                                     PART 3

                              INTELLECTUAL PROPERTY

ALLOCATION OF IP

3.1 The parties acknowledge and agree that all Intellectual Property invented, discovered, improved or otherwise developed pursuant to the Development will vest immediately when the same arises and is hereby assigned in accordance with the definitions of BPS Arising IP, Graftech Arising IP and Joint Arising IP. The parties will execute, or cause to be executed, such deeds, documents, instruments and assignments as may be necessary to effect and implement the intent of this ss.3.1.

IP REGISTRATIONS

3.2 Each party will have the sole, exclusive and unrestricted right to apply for, prosecute and obtain all rights, grants, registrations, orders or proprietary interests of any nature, including, without limitation, patents, copyright, industrial design and trademark registrations and any other registrations or grants of rights that are analogous thereto in any and all countries throughout the world in respect of the Arising IP allocated to it under ss.3.1. Each party will not, and it will ensure that none of its employees, agents or Affiliates will, in any manner or to any extent, either directly or indirectly, commit any act or omission through any means that is inconsistent with a party's rights under this ss.3.2. Without limiting the foregoing, no party will, and it will ensure that none of its employees, agents or Affiliates will, diminish, interfere with or impair any other party's right to the Arising IP allocated to it under ss.3.1, whether proprietary, equitable, statutory or otherwise.

CO-OPERATION BY PARTIES

3.3 Each party will, and it will ensure that its employees, agents and Affiliates will

       (a) execute promptly upon request and at the expense of each other party, both during and after the termination of the Development, all applications, transfers, assignments, waivers and other documents as such other party may consider necessary or desirable from time to time for the purpose of

              (i) obtaining, maintaining or vesting in, or assigning to, such other party absolute title to each patent, copyright, industrial design and trademark registration comprising the Arising IP allocated to it under ss.3.1, and

              (ii) applying for, prosecuting, obtaining or maintaining any such patent, copyright, industrial design or trademark registration,

       (b) promptly upon request and at the expense of such other party, co-operate and assist such other party in a commercially reasonable manner in the prosecution and maintenance of each such application and the rights granted in respect thereof, and

       (c) not contest the validity of any of the Arising IP allocated to Graftech or BPS.

JOINT ARISING IP

3.4    The parties will address Joint Arising IP issues as follows:

       (a)    all Joint Arising IP will be owned jointly by Graftech and BPS;

       (b) regardless of inventorship, the primary responsibility for Joint Arising IP will be determined by the Committee after reviewing the respective contributions of BPS and Graftech to such Intellectual Property;

       (c) except as otherwise agreed by the parties, the party that the Committee determines is primarily responsible for such Joint Arising IP will file patent applications with respect to such Joint Arising IP in the name of both Graftech and BPS with the relevant patent offices of the United States, Canada, the European Community and such other jurisdictions as the parties may agree to. The party primarily responsible for such Joint Arising IP will provide at least 30 days' advance notice to the other regarding its intent to file patent applications in respect of such Joint Arising IP;

       (d) each party will execute such documents, execute or obtain such assignments and waivers, and do all such other things as are reasonably requested by the party primarily responsible for such Joint Arising IP in connection with the applications for, and the prosecution and/or maintenance of, patent applications and patents in respect of the same;

       (e) the party primarily responsible for the Joint Arising IP will be responsible for filing, prosecuting and maintaining such patent applications and patents; provided, however, that the costs thereof will be borne equally by BPS and Graftech;

       (f) neither BPS nor Graftech will apply for any patent covering Joint Arising IP until determination as to primary responsibility therefor has been made by the Committee;

       (g) if the party primarily responsible for such Joint Arising IP decides that it

              (i)    does not wish to file any particular patent application,

              (ii) wishes to cease prosecution of any patent application it has filed,

              (iii) wishes to cease maintaining any patent covering such Joint Arising IP in full force and effect, or

              (iv) wishes to cease taking the administrative measures necessary to maintain in full force and effect any particular patent or patent application,

       it will give at least 60 days' written notice to the other of such decision. The other party will then, at its option, have the right to apply for the particular patent on such Joint Arising IP or take over responsibility for such patent or patent application, as applicable. In such case, all ownership rights will devolve to the party taking over responsibility for such patent or patent application; provided, however, that such party pays all outstanding third party costs incurred during the 60 day notice period related to the filing, prosecution or maintenance of such patent application or patent, as applicable, and the costs of transfer or assignment thereof;

       (h) if either BPS or Graftech does not wish to pay its share of the costs of filing, prosecution or maintenance of patent applications or patents, as applicable, in or with respect to any particular jurisdiction, such party will retain its right to practice the subject matter of such patent or patent application, but lose all rights to enforcement of such patent applications or patents, as the case may be, in the particular jurisdiction,

       (i) the party that surrenders or loses its rights under ss.(g) or ss.(h) will execute all such documents, execute or obtain such assignments and waivers, and do all such other things as are reasonably requested by the party assuming responsibility for such patents or patent applications to secure the other party's rights in and to the same;

       (j) except as otherwise set forth in this Agreement, for non-PEM Fuel Cell and non-PEM Fuel Cell Systems applications, each of BPS and Graftech may practice the Joint Arising IP and license the Joint Arising IP independently in connection with the design, development, manufacture and sale of Graphitic Materials and Graphitic Components, but only with the prior written consent of the other party, such consent not to be unreasonably withheld, conditioned or delayed, and only after such party has entered into an agreement with the other party concerning the payment to the other party of royalties in respect of such practice and/or license of the Joint Arising IP; provided, however, that no royalties will be payable in respect of Joint Arising IP concerning Substrates having [TEXT DELETED];

       (k) except as otherwise set forth in this Agreement, for PEM Fuel Cell and PEM Fuel Cell Systems applications, each of BPS and Graftech may practice the Joint Arising IP and license the Joint Arising IP independently on a non-exclusive basis to a third party, but only with the prior written consent of the other party, such consent not to be unreasonably withheld, conditioned or delayed, and only after such party has entered into an agreement with the other party concerning the payment to the other party of royalties in respect of such practice and/or license of the Joint Arising IP; provided, however, that,

              (i) no royalties will be payable in respect of Joint Arising IP concerning Substrates having [TEXT DELETED],

              (ii) BPS may license the Joint Arising IP to the BPS Permitted Licensees for use in PEM Fuel Cells and PEM Fuel Cell Systems on a royalty-free basis, without the right to sublicense, and without Graftech's consent, and

              (iii) subject to ss.2.5(c), Graftech may practice the Joint Arising IP, and, subject to BPS's consent as aforesaid, license the Joint Arising IP in respect of Graphitic Materials and Graphitic Components for PEM Fuel Cells and PEM Fuel Cell Systems on a royalty-bearing basis as aforesaid after their respective Release Dates, as the case may be, and

       (l) in the case of third party infringement of Joint Arising IP, each of BPS and Graftech will co-operate fully with each other and jointly participate in all actions to terminate or prevent the infringement. The costs and expenses for all such actions will be borne equally by the parties. The party primarily responsible for such infringed Joint Arising IP will be obliged to initiate all actions to terminate or prevent such infringement and will keep the other party current and fully apprised of the status of such actions. If the party primarily responsible for such Joint Arising IP does not initiate such actions to terminate or prevent such infringement within 90 days after the discovery of such infringement, or the parties cannot, for whatever reason, co-operate with one another or jointly participate in such action, the other party may, by notice to the party primarily responsible for such Joint IP, at its own option and at its own expense, take appropriate action to terminate or prevent such infringement. Under no circumstances may either Graftech or BPS grant a license of the Joint Arising IP to an alleged third party infringer except pursuant to a settlement with such third party infringer and any such settlement must be under terms and conditions that are,

              (i) if both Graftech and BPS have jointly participated in the action, mutually agreeable to Graftech and BPS, or

              (ii) if only one of Graftech and BPS has participated in the action, as are agreeable to the party so participating.

       All awards, damages or other monetary amounts recovered pursuant to any action to terminate infringement of Joint Arising IP will be applied proportionately in accordance with the financial contributions of the parties towards the prevention or termination of the infringement.

GRAFTECH/BPS LICENSE

3.5 Subject to the terms and conditions of this Agreement, Graftech hereby grants to BPS, and BPS hereby accepts from Graftech, a non-exclusive, world-wide, royalty-free license to practice the Graftech Licensed Technology to the extent constituting, and relating solely to, component manufacturing technology relevant to the manufacture of Graphitic Components for PEM Fuel Cells and PEM Fuel Cell Systems, to the extent strictly necessary to develop, manufacture, make, have made, use and sell Graphitic Components (the "Graftech/BPS License"), on the following terms and conditions:

       (a) the Graftech/BPS License is not transferable and is not sublicensable without the prior written consent of Graftech and the payment of royalties to Graftech; provided, however, that

              (i) BPS may sublicense the Graftech/BPS License to have Graphitic Components made for PEM Fuel Cells and PEM Fuel Cell Systems to

                     (A) those Persons listed in ss.(a) to ss.(d), inclusive, of the definition of "BPS Permitted Licensees" on a royalty-free basis, without a further right to sublicense, without first obtaining the consent of Graftech and, with respect to those Persons listed in ss.(c) of the definition of "BPS Permitted Licensees," so long as Graftech is able to meet on a consistent basis, all of such Person's requirements as to pricing, delivery, quality, performance and service in respect of Graphitic Materials, BPS will ensure that such Persons will purchase their requirements of Graphitic Materials to produce such Graphitic Components exclusively from Graftech, and

                     (B) BPS's subcontractors (other than a subcontractor having a line of business which would make it a Graftech Competitor), without a further right to sublicense, but only with the prior written consent of Graftech, such consent not to be unreasonably withheld, conditioned or delayed. In connection with any sublicense to BPS's subcontractors,

                            (I) BPS will obtain from such subcontractor a contractual obligation, for the benefit of both Graftech and BPS, which will subject the subcontractor to obligations of confidentiality at least as restrictive as those set forth in Part 4,

                            (II) BPS will require the subcontractor, for the benefit of both Graftech and BPS, to use such sublicense solely for the production of Graphitic Components for BPS's PEM Fuel Cells and PEM Fuel Cell Systems and for no other purpose and, so long as Graftech is able to meet, on a consistent basis, BPS's requirements as to pricing, delivery, quality, performance and service in respect of Graphitic Materials, to purchase its requirements of Graphitic Materials to produce such Graphitic Components exclusively from Graftech,

                            (III) without prejudice to any of Graftech's rights or remedies, each party will notify the other in writing of any breach by the subcontractor of the requirements described in ss.(I) and ss.(II) promptly after such party becomes aware of the same,

                            (IV) upon BPS becoming aware of such breach, BPS will promptly, at its own expense, take such action as may be necessary to ensure compliance by the subcontractor of the foregoing requirements or, if necessary, terminate the sublicense to such subcontractor. In addition, BPS will, at Graftech's sole cost and expense, assist Graftech in pursuing such other remedies as Graftech may have against such subcontractor;

              (ii) BPS may at any time require Graftech to, and Graftech will, offer to directly grant a license in respect of any or all of the Graftech Licensed Technology to any Person who is a BPS Permitted Licensee on terms and conditions similar to those set forth in this ss.3.5 except without the right to further sublicense;

       (b) promptly upon request by BPS, and subject to any bona fide third party restrictions existing as of the Effective Date prohibiting or limiting it from doing so, Graftech will, from time to time, provide to BPS all technical information, documents, plans, blueprints, working and other drawings, specifications, tolerances and other data, material and information (and sources of supply in lieu of any such material and information where disclosure of the same is limited or restricted) in the possession or under the control of, or made available to, Graftech, as is strictly necessary to enable BPS to practice the Graftech Licensed Technology pursuant to the Graftech/BPS License;

       (c)    subject to ss.(b), each of Graftech and BPS will promptly

              (i) disclose to the other each Improvement to the Graftech Licensed Technology made by such party during the term of the Graftech/BPS License, and

              (ii) make available to the other all technical information, documents, plans, blueprints and other materials and information relating to such Improvement that are strictly necessary to enable the other to exercise its rights under this Agreement;

       (d) regardless of inventorship, Graftech will have the sole, exclusive and unrestricted right (but not the obligation) at its own cost, to apply for, prosecute and obtain all rights, grants, registrations, orders or proprietary interests of any nature, including, without limitation, patents, copyright, industrial design and trademark registrations and any other registrations or grants of rights that are analogous thereto in any and all countries throughout the world in respect of Improvements to the Graftech Licensed Technology. BPS will not, and it will ensure that none of its employees, agents or Affiliates will, in any manner or to any extent, either directly or indirectly commit any act or omission through any means that is inconsistent with the other party's rights under this ss.(d);

       (e) BPS will, and it will ensure that its employees, agents and Affiliates, will

              (i) execute promptly on request and at the expense of Graftech, both during and after the termination of the Graftech/BPS License, all applications, transfers, assignments, waivers and other documents as Graftech may consider necessary or desirable from time to time for the purpose of

                     (A) obtaining, maintaining or vesting in, or assigning to, Graftech, absolute title to each patent, copyright, industrial design and trademark registration comprising Improvements to the Graftech Licensed Technology, and

                     (B) applying for, prosecuting, obtaining or protecting any such patent, copyright, industrial design or trademark registration, and

              (ii) promptly upon request and at the expense of Graftech, co-operate and assist Graftech in a commercially reasonable manner in the prosecution and protection of any such applications and the rights granted in respect thereof;

       (f) Graftech will have the sole right (but not the obligation), including the sole right to all recoveries, to take all actions, including the institution of legal proceedings, which, in the judgement of Graftech, are reasonably calculated to terminate infringements of, or otherwise enforce its rights with respect to, the Graftech Licensed Technology. BPS will, at Graftech's cost and expense, fully co-operate, and not interfere, with all actions taken by Graftech to enforce the Graftech Licensed Technology. To the extent relevant to BPS, Graftech will keep BPS informed of the status and progress of all patent infringement actions instituted by Graftech;

       (g) Graftech will have the right (but not the obligation) to defend all legal actions asserting the invalidity of any of the Graftech Licensed Technology. Graftech will promptly notify BPS of any suit or action involving Graftech which directly or indirectly relates to the validity of the Graftech Licensed Technology, and will, from time to time, keep BPS informed of the status of such suit or action. Graftech will have conduct of such defense and BPS will, at Graftech's cost and expense, fully co-operate, and not interfere, with Graftech's defense of such actions;

       (h) subject to ss.(g), BPS will promptly notify Graftech of any suit or action wherein BPS is named as a party and which directly or indirectly relates to the use of the Graftech Licensed Technology or the manufacture, supply or use of any Graphitic Components embodying the Graftech Licensed Technology, and will, from time to time, keep Graftech informed of the status of such suit or action;

       (i) except to the extent prohibited by applicable law, BPS will not contest the validity of the Graftech Licensed Technology;

       (j) except as otherwise provided in ss.6.2(a)(iii)(A) and ss.6.2(d)(iii)(A) of this Agreement and ss.2.10(b) and ss.6.3(b)(iii) of the Supply Agreement, BPS will not use the Graftech Licensed Technology to manufacture, or permit the use of such technology for the manufacture of, Graphitic Materials,

       (k) subject to earlier termination as set forth in ss.(1), ss.6.2(b)(ii) and ss.6.2(c)(ii), the Graftech/BPS License will be a perpetual license;

       (l) the Graftech/BPS License may be terminated by Graftech, except to the extent that it has become irrevocable either under this Agreement or the Supply Agreement, without prejudice to any other rights it may have against BPS,

              (i) if BPS is the subject of an Event of Default which has, or is reasonably likely to have, a material adverse effect on the business of Graftech or the performance by Graftech or BPS of a material term of this Agreement,

              (ii) if BPS contests the validity of the Graftech Licensed Technology, or,

              (iii) if at any time during the term of the Graftech/BPS License, BPS is in breach of its obligations under ss.2.6,

       (m)    upon termination of the Graftech/BPS License,

              (i) subject to applicable law, Graftech will offer each Person listed in ss.(a), ss.(b) and ss.(d) of the definition of BPS Permitted Licensees that is not in default under its sublicense with BPS (other than an Affiliate of BPS) and that wishes to continue using the Graftech Licensed Technology, the right to enter into a separate, non-exclusive, royalty-bearing and non-sublicenseable license under terms and conditions otherwise equivalent to those of the Graftech/BPS License, and

              (ii) BPS will immediately cease all practice and disclosure of, and other activities pertaining to, the Graftech Licensed Technology and will return all of Graftech's Confidential Information in its possession or under its control to Graftech;

       provided, however, that notwithstanding the foregoing, BPS will be entitled to practice the Graftech Licensed Technology under the Graftech/BPS License solely to fulfill any supply arrangements with third parties existing as of the date of termination, but in no event will BPS practice the Graftech Licensed Technology under this ss.(m) for more than three years after the date that the Graftech/BPS License would, but for this proviso, have been terminated.

BPS/GRAFTECH LICENSE

3.6 Effective upon the occurrence of a Release Date in respect of a particular Graphitic Component, BPS hereby grants to Graftech, and Graftech hereby accepts from BPS, a non-exclusive, world-wide, royalty-bearing license under the BPS Licensed Technology to develop, manufacture, make and sell to third parties such particular Graphitic Component embodying the BPS Licensed Technology for use in PEM Fuel Cells and PEM Fuel Cell Systems (the "BPS/Graftech License"), on the following terms and conditions:

       (a) Graftech will pay to BPS during the term of the BPS/Graftech License within 60 days after the end of each calendar quarter, a royalty equal to the Royalty Rate on the particular Graphitic Component sold by Graftech or its Affiliates to third parties in such calendar quarter;

       (b) all payments will be made in United States currency by wire transfer or cheque to such bank or account as BPS may from time to time specify in writing. Overdue payments will bear interest at the Prime Rate plus 3% per annum, calculated and payable monthly, not in advance, on the last day of each and every month, with interest on overdue interest at the same rate from the due date to the date of payment;

       (c) payments of royalties and other amounts will be free and clear of all taxes, duties, levies, fees or charges, except for withholding taxes (to the extent applicable). Any tax which Graftech is required to withhold with respect to royalty or other payments to be made to BPS will be deducted from the amount otherwise due to BPS;

       (d) Graftech will deliver to BPS within 30 days after the end of each calendar quarter, a written report, certified by the chief financial officer of Graftech as being true and correct, describing for the applicable calendar quarter in which sales of Graphitic Components have occurred, the amount of royalties payable to BPS;

       (e) under no circumstances will any amount payable to BPS for such royalties be reduced, whether by set-off, counterclaim, adjustment or otherwise;

       (f) Graftech will maintain at its principal office in the United States, full and accurate books and records for three years in sufficient detail to enable royalties and other amounts payable pursuant to this ss.3.6 to be determined;

       (g) upon at least 48 hours prior notice to Graftech, Graftech will permit BPS's certified public accountants and other external auditors to have full access to the books and records of Graftech pertaining to its activities pursuant to the BPS/Graftech License to verify the royalties payable and to make copies of the relevant books and records at BPS's expense. BPS's certified public accountants and other external auditors will have such access at all reasonable times and from time to time during normal business hours during the term of the BPS/Graftech License and for a period of three years after its expiration or termination. BPS's certified public accountants and other external auditors will only disclose the results of such audit to BPS, but not the underlying information. Graftech will reimburse BPS for BPS's reasonable costs of each such audit where such audit discloses underpayment by Graftech of more than 10% of the amount of royalties owed to BPS;

       (h) Graftech will deliver to BPS within 120 days after the end of each fiscal year of Graftech,

              (i) a written report prepared by Graftech's certified public accountants, which states that, with respect to the fiscal year then just completed, Graftech has paid all royalties and other amounts due to BPS pursuant to this ss.3.6, and

              (ii) a written report prepared and certified by one of Graftech's senior officers, which states that, with respect to the fiscal year just completed, Graftech is in compliance with the royalty provisions of this ss.3.6;

       (i) the BPS/Graftech License is not transferable, does not include a "have made" right, and is not sublicensable without the prior written consent of BPS, except that Graftech may sublicense the BPS/Graftech License to subcontractors (other than to subcontractors having a line of business which consists of developing, manufacturing and/or supplying MEAs, PEM Fuel Cells or PEM Fuel Cell Systems), but only with the prior written consent of BPS, such consent not to be unreasonably withheld, conditioned or delayed. In connection with any sublicense to Graftech's subcontractors,

              (I) Graftech will obtain from such subcontractor a contractual obligation, for the benefit of both Graftech and BPS, which will subject the subcontractor to obligations of confidentiality at least as restrictive as those set forth in Part 4,

              (II) Graftech will require the subcontractor, for the benefit of both Graftech and BPS, to use such sublicense solely for the production of Graphitic Components for Graftech for PEM Fuel Cells and PEM Fuel Cell Systems and for no other purpose,

              (III) without prejudice to any of BPS's rights or remedies, each party will notify the other in writing of any breach by the subcontractor of the requirements described in ss.(I) and ss.(II) promptly after such party becomes aware of the same, and

              (IV) upon Graftech becoming aware of such breach, Graftech will promptly, at its own expense, take such action as may be necessary to ensure compliance by the subcontractor of the foregoing requirements or, if necessary, terminate the sublicense to such subcontractor. In addition, Graftech will, at BPS's sole cost and expense, assist BPS in pursuing such other remedies as BPS may have against such subcontractor;

       (j) promptly upon request by Graftech, and subject to any bona fide third party restrictions existing as of the Effective Date prohibiting or limiting it from doing so, BPS will, from time to time, provide to Graftech all technical information, documents, plans, blueprints and other material and information (and sources of supply in lieu of any such material and information where disclosure of the same is limited or restricted), in the possession or under the control of, or made available to, BPS as is strictly necessary to enable Graftech to practice the BPS Licensed Technology pursuant to the BPS/Graftech License;

       (k)    subject to ss.(j), each of Graftech and BPS will promptly

              (i) disclose to the other each Improvement to the BPS Licensed Technology made by such party during the term of the BPS/Graftech License, and

              (ii) make available to the other all technical documents, plans, information, blueprints and other materials and information relating to such Improvement that are strictly necessary to enable the other to exercise its rights under this Agreement;

       (l) regardless of inventorship, BPS will have the sole, exclusive and unrestricted right (but not the obligation) at its own cost, to apply for, prosecute and obtain all rights, grants, registrations, orders or proprietary interests of any nature, including, without limitation, patents, copyright, industrial design and trademark registrations and any other registrations or grants of rights that are analogous thereto in any and all countries throughout the world in respect of Improvements to the BPS Licensed Technology. Graftech will not, and it will ensure that none of its employees, agents or Affiliates will, in any manner or to any extent, either directly or indirectly commit any act or omission through any means that is inconsistent with the other party's rights under this ss.(l);

       (m) Graftech will, and it will ensure that its employees, agents and Affiliates, will

              (i) execute promptly on request and at the expense of BPS, both during and after the termination of the BPS/Graftech License, all applications, transfers, assignments, waivers and other documents as BPS may consider necessary or desirable from time to time for the purpose of

                     (A) obtaining, maintaining or vesting in, or assigning to, BPS, absolute title to each patent, copyright, industrial design and trademark registration comprising Improvements to the BPS Licensed Technology, and

                     (B) applying for, prosecuting, obtaining or protecting any such patent, copyright, industrial design or trademark registration, and

              (ii) promptly upon request and at the expense of BPS, co-operate and assist BPS in a commercially reasonable manner in the prosecution and protection of any such applications and the rights granted in respect thereof;

       (n) BPS will have the sole right (but not the obligation), including the sole right to all recoveries, to take all actions, including the institution of legal proceedings, which, in the judgement of BPS, are reasonably calculated to terminate infringements of, or otherwise enforce its rights with respect to, the BPS Licensed Technology. Graftech will, at BPS's cost and expense, fully co-operate, and not interfere, with all actions taken by BPS to enforce the BPS Licensed Technology. To the extent relevant to Graftech, BPS will keep Graftech informed of the status and progress of all patent infringement actions instituted by BPS;

       (o) BPS will have the right (but not the obligation) to defend all legal actions asserting the invalidity of any of the BPS Licensed Technology. BPS will promptly notify Graftech of any suit or action involving BPS which directly or indirectly relates to the validity of the BPS Licensed Technology, and will, from time to time, keep Graftech informed of the status of such suit or action. BPS will have conduct of such defense and Graftech will fully co-operate, and not interfere, with BPS's defense of such actions;

       (p) subject to ss.(o), Graftech will promptly notify BPS of any suit or action wherein Graftech is named as a party and which directly or indirectly relates to the use of the BPS Licensed Technology or the manufacture, supply or use of any Graphitic Component embodying the BPS Licensed Technology and will, from time to time, keep BPS informed of such suit or action;

       (q) except to the extent prohibited by applicable law, Graftech will not contest the validity of the BPS Licensed Technology;

       (r) subject to earlier termination as set forth in ss.(s), ss.6.2(a)(ii) and ss.6.2(d)(ii), the BPS/Graftech License will be a perpetual license;

       (s) the BPS/Graftech License may be terminated by BPS, without prejudice to any other rights it may have against Graftech,

              (i) if Graftech or UCAR Carbon is the subject of an Event of Default which has, or is reasonably likely to have, a material adverse effect on the business of BPS or the performance by Graftech or BPS of a material term of this Agreement, or

              (ii) if Graftech or UCAR Carbon contests the validity of the BPS Licensed Technology; or

              (iii) if at any time during the term of the BPS/Graftech License, either Graftech or UCAR Carbon is in breach of its obligation under ss.2.6;

       (t)    upon termination of the BPS/Graftech License,

              (i) Graftech will immediately cease all practice and disclosure of the BPS Licensed Technology and will return all of BPS's Confidential Information in its possession or under its control to BPS, and

              (ii) for greater certainty, provided that Graftech complies with ss.(i), Graftech's obligations to pay royalties to BPS (other than those which may have accrued up to the date of termination) in connection with the BPS/Graftech License will end;

       provided, however, that notwithstanding the foregoing, Graftech will be entitled to practice the BPS Licensed Technology under the BPS/Graftech License (on the royalty basis set forth herein) solely to fulfill any supply arrangements with third parties existing as of the date of termination, but in no event will Graftech practice the BPS Licensed Technology under this ss.(t) for more than three years after the date that the BPS/Graftech License would, but for this proviso, have been terminated.

WARRANTIES AND COVENANTS OF UCAR CARBON AND GRAFTECH

3.7 Each of UCAR Carbon and Graftech hereby severally represents and warrants to, and covenants with, BPS (with the intent that such representations, warranties, covenants and agreements will survive the execution and implementation of this Agreement), that

       (a)    as of the Effective Date

              (i) it has the right and power to enter into, and perform its obligations under, this Agreement,

              (ii) to the best of its knowledge, the execution and delivery of this Agreement by it, and the performance of the covenants and agreements by it herein contained, are not limited or restricted by or in conflict with, nor will they breach, infringe, contravene or interfere with, any Person's contractual, Intellectual Property, privacy, common law, statutory, equitable, confidentiality or other rights, except to the extent such limitation, restriction, breach, infringement, contravention or interference would not be reasonably likely to have a material adverse effect on it or its ability to perform its obligations pursuant to this Agreement nor on the rights accruing to BPS under this Agreement,

              (iii) to the best of its knowledge, Graftech is the beneficial owner of, or except as provided in this Agreement, has exclusive right to, the Graftech Licensed Technology, and

              (iv) Graftech has the unencumbered right to use and license the Graftech IP in accordance with the terms of this Agreement, and

       (b) each of Graftech and UCAR Carbon will use all commercially reasonable efforts to ensure that at all times during the term of the Graftech/BPS License, Graftech will have the right to license the Graftech IP to BPS in accordance with the terms of this Agreement.

WARRANTIES AND COVENANTS OF BPS

3.8 BPS hereby represents and warrants to, and covenants with, Graftech (with the intent that such representations, warranties, covenants and agreements will survive the execution and implementation of this Agreement), that

       (a)    as of the Effective Date

              (i) it has the right and power to enter into, and perform its obligations under, this Agreement,

              (ii) to the best of its knowledge, the execution and delivery of this Agreement by it, and the performance of the covenants and agreements by it herein contained, are not limited or restricted by or in conflict with, nor will they breach, infringe, contravene or interfere with, any Person's contractual, Intellectual Property, privacy, common law, statutory, equitable, confidentiality or other rights, except to the extent such limitation, restriction, breach, infringement, contravention or interference would not be reasonably likely to have a material adverse effect on it or its ability to perform its obligations pursuant to this Agreement nor on the rights accruing to Graftech under this Agreement,

              (iii) to the best of its knowledge BPS is the beneficial owner of, or except as provided in this Agreement, has exclusive rights to, the BPS Licensed Technology, and

              (iv) BPS has the unencumbered right to use and license the BPS Licensed Technology in accordance with the terms of this Agreement, and

       (b) BPS will use commercially reasonable efforts to ensure that at all times during the term of the BPS/Graftech License, BPS will have the right to license the BPS Licensed Technology to Graftech in accordance with the terms of this Agreement.

                                     PART 4

                                 CONFIDENTIALITY

NON-DISCLOSURE

4.1 Each party (the "Recipient") that is the recipient of the Confidential Information disclosed to it by the disclosing party (the "Disclosing Party"), at all times during the Development Period and the Supply Agreement and for a period of ten years next after the expiry or earlier termination of such Development Period or the Supply Agreement, whichever is later,

       (a) will hold, and will ensure that each of its Affiliates, directors, officers, employees and licensees, including sublicenses (collectively, the "Recipient's Agents") will hold, the Confidential Information of the Disclosing Party in confidence and in trust for the Disclosing Party,

       (b) will not, and will ensure that the Recipient's Agents will not, directly or indirectly, disclose, use, reproduce or otherwise exploit the Confidential Information of the Disclosing Party or permit the same to be disclosed, used, reproduced or otherwise exploited, except to the extent necessary for

              (i)    the performance of the work under the SOWs,

              (ii) the legitimate practice of the Graftech/BPS License, the BPS/Graftech License and the Supply Individual Default License, as the case may be,

              (iii)  the furtherance of this Agreement; or

              (iv)   the performance of the work under the Supply Agreement;

       (c) will only disclose the Confidential Information of the Disclosing Party to the Recipient's Agents

              (i) with a definable need to know such information in connection with the matters referred to in ss.(b), as the case may be, and

              (ii) who are informed of the confidential nature of such information, and

       (d) will, and will ensure that each of the Recipient's Agents will, protect the Confidential Information of the Disclosing Party against wrongful disclosure, misuse, espionage and theft.

EXCEPTIONS

4.2 This Agreement imposes no obligation on the Recipient with respect to the Confidential Information of the Disclosing Party,

       (a) which is or becomes generally available to the public through no fault of the Recipient or the Recipient's Agents,

       (b) which was legitimately possessed by the Recipient or the Recipient's Agents before its disclosure by the Disclosing Party to the Recipient or the Recipient's Agents, as evidenced by competent proof,

       (c) which is independently obtained by the Recipient or the Recipient's Agents from a source which was not, at the relevant time, prohibited from disclosing such information to the Recipient or the Recipient's Agents under any legal, contractual or fiduciary obligation,

       (d) which is the same as information that is developed by the Recipient independently without reference to the Confidential Information of the Disclosing Party, as evidenced by competent proof,

       (e) which, subject to ss.4.3, is required to be disclosed by applicable law or legal process, or

       (f) to the extent and in the manner approved by the Disclosing Party in writing.

LEGAL REQUIREMENT TO DISCLOSE

4.3 If the Recipient is required by applicable law, regulation or legal process to disclose any of the Confidential Information of the Disclosing Party, the Recipient will notify the Disclosing Party promptly so that the Disclosing Party may seek a protective order or other appropriate remedy or waive compliance with the terms of this Agreement. If no such protective order or other remedy is obtained or the Disclosing Party does not waive compliance with the terms of this Agreement, the Recipient

       (a) will furnish only that portion of the Confidential Information of the Disclosing Party which the Recipient is advised by counsel is legally required to be disclosed, and

       (b) will exercise all reasonable efforts to obtain reliable assurances that confidential treatment will be accorded such Confidential Information.

NO SOLICITATION

4.4 No party will, during both the Development Period and the term of the Supply Agreement, and for a period of two years next after the expiry or earlier termination of the Development Period or the Supply Agreement, whichever is later, solicit for employment any individual who is, at the time of such solicitation, employed by any other party or its Affiliates nor will such party, directly or indirectly, induce any such individual to leave his or her employment. Nothing in this ss.4.4 will prevent any party from employing any individual that is the other party's employee so long as no solicitation (other than a general advertisement not directed to such individual) has been made to such individual by or on behalf of such party.

REASONABLE RESTRICTIONS

4.5 Each party agrees that the restrictions contained in this Part 4 are reasonable for the protection of the respective legitimate business interests of the parties.

PUBLICITY

4.6 The parties agree to co-operate with each other in the preparation and distribution of a press release regarding the execution of this Agreement. No public release or announcement concerning the transactions contemplated hereby will be issued by any party without the prior consent of the other parties (which consent will not be unreasonably withheld), except as such release or announcement may be required by law or the rules or regulations of any Canadian, United States or other foreign securities exchange, in which case the party required to make the release or announcement will allow the other party reasonable time to comment on such release or announcement in advance of such issuance.

                                     PART 5

                               DISPUTE RESOLUTION

INITIATION OF PROCESS

5.1 If at any time there is a dispute, controversy or claim (a "Dispute") among or between any of the parties hereto with respect to any matter arising out of or relating to this Agreement, then any party that wishes to initiate resolution of the Dispute must give written notice (the "Dispute Notice") to each other party hereto, whether or not involved in the Dispute and to the Committee, requiring that such Dispute be resolved pursuant to this Part 5.

COMMITTEE INVOLVEMENT

5.2 If a Dispute Notice is given, any party involved in the Dispute may, in the first instance, ask the Committee forthwith to initiate discussions among the disputing parties with a view to settling the Dispute. A resolution reached by the Committee and communicated by it in writing to the disputing parties will be binding on the parties and will be implemented.

SENIOR OFFICER INVOLVEMENT

5.3 If the Dispute is not resolved between the parties thereto within 30 days after the date of the Dispute Notice, any party to the Dispute may ask the Senior Officer of each of the parties involved in the Dispute to forthwith initiate discussions among the disputing parties with a view to settling the Dispute, unless the parties agree in writing to extend such 30-day period for resolution of the Dispute by the Committee. Once the Dispute is referred to the Senior Officers, the Committee will no longer have jurisdiction to resolve the Dispute. A resolution reached by such Senior Officers and communicated by them in writing to the disputing parties will be final and binding upon the parties and will be implemented.

ARBITRATION

5.4 If the Dispute is not resolved between the parties within 30 days after its referral to the Senior Officers, any party to the Dispute will be entitled to refer the Dispute to arbitration in accordance with the commercial arbitration rules (the "Rules") of the American Arbitration Association, as modified by the provisions herein, unless the parties agree in writing to extend such 30-day period for resolution of the Dispute by the Senior Officers.

IMPLEMENTATION

5.5 Each party to this Agreement will accept as final and binding, and proceed in good faith diligently to implement, the award or decision of the arbitrator or arbitrators, as the case may be, on an arbitration pursuant to ss.5.4. Judgment upon an arbitration award may be rendered in any court of competent jurisdiction or application may be made to any such court by any party for judicial acceptance or an order of enforcement of an arbitration award, as the case may be. Any arbitration award may be supported by a decree of specific performance or other appropriate injunctive relief from a court of competent jurisdiction.

VENUE OF ARBITRATION

5.6 All arbitration proceedings will be conducted in New York, New York or in such other place as BPS and Graftech may agree.

NON-APPLICABILITY OF PART 5

5.7 This Part 5 will not apply to Part 4 or the grant of provisional remedies, including injunctions, restraining orders and specific performance, and each party reserves its right to commence any action under Part 4 or seek such remedies from a court of competent jurisdiction.

                                     PART 6

                                   TERMINATION

TERMINATION

6.1 Subject to earlier termination as provided in this Part 6, the Development hereunder will end upon the expiry of the Development Period. Thereafter, unless otherwise terminated as provided herein, the Development will automatically be renewed for additional periods of two years each unless either Graftech or BPS gives written notice to the other parties, at least six months before the expiry of the then current term of the Development, to terminate the Development. Notwithstanding the foregoing, the Development hereunder may be terminated by either BPS or Graftech

       (a) by written notice to the parties to this Agreement, if any of the other parties to this Agreement becomes the subject of an Event of Default; provided, however, that

              (i) BPS will only be entitled to terminate the Development if UCAR Carbon is the subject of an Event of Default which has, or is reasonably likely to have, a material adverse effect on the business of BPS or the performance by Graftech or BPS of a material term of this Agreement,

              (ii) BPS will only be entitled to terminate the Development if Graftech is the subject of an Event of Default which has, or is reasonably likely to have, a material adverse effect on the business of BPS or the performance by Graftech or BPS of a material term of this Agreement,

              (iii) Graftech will not be entitled to terminate the Development if UCAR Carbon is the subject of an Event of Default, and

              (iv) Graftech will only be entitled to terminate the Development if BPS is the subject of an Event of Default which has, or is reasonably likely to have, a material adverse effect on the business of Graftech or the performance by Graftech or BPS of a material term of this Agreement, and,

       (b)    without cause, upon 12 months' written notice to the other, or

       (c) by written notice to the other, if BPS and Graftech have completed the work required of them under the SOWs before the end of the Development Period and cannot agree on additional work to be done, or the milestones or other deliverables to be met, during the balance of the Development Period.

EFFECT OF TERMINATION

6.2    In the event that

       (a)    BPS terminates the Development pursuant to ss.6.1(a),

              (i) the rights of BPS and Graftech to independently practice and license the Joint Arising IP pursuant to ss.3.4 will remain intact,

              (ii) BPS may terminate the BPS/Graftech License; provided, however, that Graftech will be entitled to practice the BPS Licensed Technology under the BPS/Graftech License (on the royalty basis set forth in ss.3.6) solely to fulfill any supply arrangements with third parties existing as of the date of termination of the Development, but in no event will Graftech practice the BPS Licensed Technology under this ss.(ii) for more than three years after the date that the BPS/Graftech License would, but for this proviso, have been terminated,

              (iii) the Graftech/BPS License will become irrevocable and sublicensable by BPS without restriction, except that the provisions of ss.3.5(c), (d) and (e) will not apply (other than in relation to IP arising before the termination of the Development pursuant to this ss.(a)), and will remain royalty-free, and, so long as Graftech is able to meet, on a consistent basis, BPS's requirements as to pricing, delivery, quality, performance and service in respect of Graphitic Materials, BPS will continue to acquire from Graftech all of its requirements for Graphitic Materials pursuant to the Supply Agreement; provided, however, that if Graftech is no longer able to meet, on a consistent basis, BPS's requirements as to pricing, delivery, quality, performance and service in respect of Graphitic Materials or the Supply Agreement is terminated by BPS because Graftech is the subject of an Event of Default under the Supply Agreement, then, subject to 6.3(b)(iii) of the Supply Agreement,

                     (A) the Graftech/BPS License will become a perpetual, irrevocable, world-wide, non-exclusive, royalty-bearing right and license, sublicensable by BPS without restriction, to practice the Graftech IP to the extent reasonably necessary to enable BPS to develop, manufacture, make, have made, use and sell,

                            (I) Graphitic Components that are the subject matter of the Development, and

                            (II) Graphitic Materials required to make such Graphitic Components; and

                     (B) if the parties cannot agree on such royalty within 30 days after the subject is first discussed, the matter will be referred to the dispute resolution process pursuant to Part 5.

                            In such event, the Graftech/BPS License will include the right by BPS to disclose Graftech's Confidential Information to BPS's sublicensees in connection with the production and use of the Graphitic Materials and Graphitic Components as permitted by this ss.(iii). Graftech will promptly, upon request, and from time to time, transfer to, and provide BPS with, all relevant technology, information, training and technical assistance as may be necessary to enable BPS to exercise its rights hereunder at a fee that reflects no more than the reasonable cost of effecting such technology transfer, training and technical assistance,

              (iv) except as otherwise permitted under ss.2.7, ss.2.9 and ss.2.13 of this Agreement and ss.2.13 of the Supply Agreement, Graftech will not, and it will ensure that its Affiliates will not, directly or indirectly, until two years after the expiry or earlier termination of the Development,

                     (A) collaborate with third parties (including Graftech's Affiliates, other than its wholly-owned Subsidiaries), in the research or development of Graphitic Materials or Graphitic Components for PEM Fuel Cells or PEM Fuel Cell Systems, or

                     (B) license to any third party any of the Graftech IP concerning Graphitic Materials or Graphitic Components for use in PEM Fuel Cells or PEM Fuel Cell Systems,

              (v) subject to ss.2.13 of this Agreement and ss.2.13 of the Supply Agreement, UCAR Carbon and Graftech will not, and each will ensure that its Affiliates will not, directly or indirectly, research, develop, manufacture, make, have made, sell or supply PEM Fuel Cells and PEM Fuel Cell Systems or MEAs until five years after the Development has ended or the Supply Agreement has terminated, whichever is later,

              (vi) such termination will be without prejudice to any other rights or remedies then available to BPS,

       (b)    Graftech terminates the Development pursuant to ss.6.1(a),

              (i) the rights of BPS and Graftech to independently practice and license the Joint Arising IP pursuant to ss.3.4 will remain intact,

              (ii) Graftech may terminate the Graftech/BPS License to the extent it has not become irrevocable under this Agreement or the Supply Agreement; provided, however, that to the extent that the Graftech/BPS License has not become irrevocable, BPS will be entitled to practice the Graftech Licensed Technology under the Graftech/BPS License solely to fulfill any supply arrangements with third parties existing at the date of termination of the Development, but in no event will BPS practice the Graftech Licensed Technology under this ss.(b)(ii) for more than three years after the date that the Graftech/BPS License would, but for this proviso, have been terminated,

              (iii) the BPS/Graftech License will remain intact and will become irrevocable and sublicensable without restriction, except that the provisions of ss.3.6(k), (l) and (m) will not apply (other than in relation to IP arising before the termination of the Development pursuant to this ss.(b)),

              (iv) except as otherwise permitted under ss.2.7, ss.2.9 and ss.2.13 of this Agreement, and ss.2.13 of the Supply Agreement, BPS will not, and it will ensure that its Affiliates will not, directly or indirectly, until two years after the expiry or earlier termination of the Development,

                     (A) collaborate with third parties (including BPS's Affiliates, other than its wholly-owned Subsidiaries), in the research or development of Graphitic Materials or Graphitic Components for PEM Fuel Cells or PEM Fuel Cell Systems, or

                     (B) license to any third party (other than those Persons listed in ss.(a), ss.(b) and ss.(d) of the definition of BPS Permitted Licensees) its component manufacturing technology concerning Graphitic Components for use in PEM Fuel Cells or PEM Fuel Cell Systems, and

              (v) such termination will be without prejudice to any other rights or remedies then available to Graftech,

       (c)    BPS terminates the Development pursuant to ss.6.1(b),

              (i) the rights of BPS and Graftech to independently practice and license the Joint Arising IP pursuant to ss.3.4 will remain intact,

              (ii) Graftech may terminate the Graftech/BPS License to the extent it has not become irrevocable under this Agreement or the Supply Agreement; provided, however, that to the extent that the Graftech/BPS License has not become irrevocable, then BPS will be entitled to practice the Graftech Licensed Technology under the Graftech/BPS License solely to fulfill any supply arrangements with third parties existing at the date of termination of the Development, but in no event will BPS practice the Graftech Licensed Technology under this ss.(c)(ii) for more than three years after the date that the Graftech/BPS License would, but for this proviso, have been terminated,

              (iii) the BPS/Graftech License will remain intact and become irrevocable and sublicensable without restriction, except that the provisions of ss.3.6(k), (l) and (m) will not apply (other than in relation to IP arising before the termination of the Development pursuant to this ss.(c)),

              (iv) except as otherwise permitted under ss.2.7, ss.2.9 and ss.2.13 of this Agreement and ss.2.13 of the Supply Agreement, BPS will not, and it will ensure that its Affiliates will not, directly or indirectly, until two years after the expiry or earlier termination of the Development,

                     (A) collaborate with third parties (including BPS's Affiliates, other than its wholly-owned Subsidiaries) in the research or development of Graphitic Materials or Graphitic Components for PEM Fuel Cells or PEM Fuel Cell Systems, or

                     (B) license to any third party (other than those Persons listed in ss.(a), ss.(b) and ss.(d) of the definition of BPS Permitted Licensees) its component manufacturing technology concerning Graphitic Components for use in PEM Fuel Cells or PEM Fuel Cell Systems,

       (d)    Graftech terminates the Development pursuant to ss.6.1(b),

              (i) the rights of BPS and Graftech to independently practice and license the Joint Arising IP pursuant to ss.3.4 will remain intact,

              (ii) BPS may terminate the BPS/Graftech License; provided, however, that Graftech will be entitled to practice the BPS Licensed Technology under the BPS/Graftech License (on the royalty basis set forth in ss.3.6) solely to fulfill any supply arrangements with third parties as of the date of termination of the Development, but in no event will Graftech practice the BPS Licensed Technology under this ss.(d)(ii) for more than three years after the date that the BPS/Graftech License would, but for this proviso, have been terminated,

              (iii) the Graftech/BPS License will become irrevocable and sublicensable by BPS without restriction, except that the provisions of ss.3.5(c), (d) and (e) will not apply (other than in relation to IP arising before the termination of the Development pursuant to this ss.(d)), and will remain royalty free, and so long as Graftech is able to meet, on a consistent basis, BPS's requirements as to pricing, delivery, quality, performance and service in respect of Graphitic Materials, BPS will continue to acquire from Graftech all of its requirements for Graphitic Materials pursuant to the Supply Agreement; provided, however, that if Graftech is no longer able to meet, on a consistent basis, BPS's requirements as to pricing, delivery, quality, performance and service in respect of Graphitic Materials or the Supply Agreement is terminated by BPS because Graftech is the subject of an Event of Default under the Supply Agreement, then, subject to ss.6.3(b)(iii) of the Supply Agreement

                     (A) the Graftech/BPS License will become a perpetual, irrevocable, world-wide, non-exclusive, royalty-bearing right and license, sublicensable by BPS without restriction, to practice the Graftech

                            IP to the extent reasonably necessary to enable BPS to develop, manufacture, make, have made, use and sell,

                            (I) Graphitic Components that are the subject matter of the Development, and

                            (II) Graphitic Materials required to make such Graphitic Components; and

                     (B) if the parties cannot agree on such royalty within 30 days after the subject is first discussed, the matter will be referred to arbitration pursuant to
                            Part 5.

                            In such event, the Graftech/BPS License will include the right by BPS to disclose Graftech's Confidential Information to BPS's sublicensees in connection with the production and use of the Graphitic Materials and Graphitic Components as permitted in this ss.(iii). Graftech will promptly, upon request, and from time to time, transfer to, and provide BPS with, all relevant technology, information, training and technical assistance as may be necessary to enable BPS to exercise its rights hereunder at a fee that reflects no more than the reasonable cost of effecting such technology transfer, training and technical assistance,

              (iv) except as otherwise permitted under ss.2.7, ss.2.9 and ss.2.13 of this Agreement and ss.2.13 of the Supply Agreement, Graftech will not, and it will ensure that its Affiliates will not, directly or indirectly, until two years after the expiry or earlier termination of the Development,

                     (A) collaborate with third parties (including Graftech's Affiliates, other than its wholly-owned Subsidiaries) in the research or development of Graphitic Materials or Graphitic Components for PEM Fuel Cells or PEM Fuel Cell Systems, or

                     (B) license to any third party any of the Graftech IP concerning Graphitic Materials or Graphitic Components for use in PEM Fuel Cells or PEM Fuel Cell Systems and,

              (v) subject to ss.2.13 of this Agreement and ss.2.13 of the Supply Agreement, UCAR Carbon and Graftech will not, and each will ensure that its Affiliates will not, research, develop, manufacture, make, have made, sell or supply PEM Fuel Cells, PEM Fuel Cell Systems or MEAs until five years after the Development has ended or the Supply Agreement has terminated, whichever is later,

       (e) either party terminates the Development under ss.6.1(c) or the Development ends by reason of the expiry of the Development Period,

              (i) the rights of BPS and Graftech to independently practice and license the Joint Arising IP pursuant to ss.3.4 will remain intact,

              (ii)   the BPS/Graftech License will remain intact,

              (iii)  the Graftech/BPS License will remain intact,

              (iv) except as otherwise permitted under ss.2.7, ss.2.9 and ss.2.13 of this Agreement and ss.2.13 of the Supply Agreement, no party will, and each will ensure that its Affiliates will not, directly or indirectly, until two years after the expiry or earlier termination of the Development,

                     (A) collaborate with third parties (including each party's respective Affiliates, other than its wholly-owned Subsidiaries) in the research or development of Graphitic Materials or Graphitic Components for PEM Fuel Cells or PEM Fuel Cell Systems, or

                     (B) license to any third party any of its Intellectual Property concerning Graphitic Materials or Graphitic Components for use in, PEM Fuel Cells or PEM Fuel Cell Systems; provided, however, that BPS will have the right to license the BPS IP to the BPS Permitted Licensees, and

              (v) except as otherwise permitted under ss.2.7, ss.2.9 and ss.2.13 of this Agreement and ss.2.13 of the Supply Agreement, Graftech (including its Affiliates) will not, directly or indirectly, supply any Graphitic Component or Graphitic Material to third parties for use in PEM Fuel Cells or PEM Fuel Cell Systems until after the applicable Release Date therefor.

LIABILITY LIMITED

6.3 Except as provided in ss.6.4, the liability of any party to any other party for damages for any cause whatsoever, regardless of the form of action, whether in contract or in tort, including negligence, that accrues during the term of this Agreement or the Supply Agreement, will be limited to direct damages suffered by the damaged party. No party will be liable to any other party for any special, indirect, punitive, or consequential damages, including lost profits, lost revenues, damage to reputation or goodwill, failure to realize expected savings, treble damages or other such commercial or economic losses of any kind.

EXCLUSIONS TO LIMITED LIABILITY

6.4    ss.6.3 will not apply to

       (a) any loss, claim, demand, damage or cost arising as a result of the infringement or misuse by one party of any Intellectual Property of the other, or

       (b) any unauthorized disclosure or use by a party hereto of any of the other party's Confidential Information in violation of this Agreement.

                                     PART 7

                                     GENERAL

AMENDMENTS

7.1 No amendment, modification, supplement, termination or waiver of any provision of this Agreement will be effective unless in writing signed by the parties and then only in the specific instance and for the specific purpose given.

FURTHER ASSURANCES

7.2 The parties will execute such further assurances and other documents and instruments and do such further and other things as may be necessary to implement and carry out the intent of this Agreement.

ENTIRE AGREEMENT

7.3 The provisions of this Agreement and the Supply Agreement dated the date hereof constitute the entire agreement among the parties hereto, and, except as provided in ss.7.17, supersede all previous expectations, understandings, communications, representations and agreements whether verbal or written between the parties, concerning the subject matter hereof.

NOTICE

7.4 Every notice, request, demand, direction or other communication (each, for the purposes of ss.7.4, ss.7.5 and ss.7.6, a "Notice") required or permitted to be given pursuant to this Agreement will be deemed to be well and sufficiently given if in writing and delivered by hand (including recognized overnight courier service) or transmitted by facsimile, in each case addressed as follows:

       (a)    if to BPS at:

              9000 Glenlyon Parkway
              Burnaby, British Columbia
              Canada V5J 5J9
              Attention:  Corporate Secretary
              Facsimile:  (604) 412-3131

       (b)    if to Graftech at:

              11709 Madison Avenue
              Lakewood, Ohio
              USA 44107
              Attention:  President
              Facsimile:  (216) 529-3713

       with a copy to Graftech's Vice President and General Counsel at the same address and facsimile number;

       (c)    if to UCAR Carbon at:

              3102 West End Avenue
              Suite 1100
              Nashville, Tennessee
              USA 37203
              Attention:  President
              Facsimile:  (615) 760-7785

       with a copy to UCAR Carbon Vice President and General Counsel at the same address and facsimile number;

or to such other address or transmission receiving station as is specified by the particular party by Notice to the others.

DEEMED RECEIPT

7.5 Any Notice delivered or sent as aforesaid will be deemed conclusively to have been effectively given and received on the day Notice was delivered or sent as aforesaid if it was delivered or sent on a day that was a Business Day or on the next day that is a Business Day if it was delivered or sent on a day that was not a Business Day.

CHANGE OF ADDRESS

7.6 A party may at any time, by Notice to the others, change its address to some no less convenient address and will so change its address whenever its address ceases to be suitable for delivery by hand.

BINDING EFFECT

7.7 This Agreement will enure to the benefit of and be binding upon the parties and their respective successors and permitted assigns.

GOVERNING LAW

      7.8 This Agreement will be deemed to have been made in British Columbia, Canada and the construction, validity and performance of this Agreement will be governed in all respects by the laws of British Columbia, and applicable laws of Canada. The application of the provisions of the United Nations Convention on Contracts for the International Sale of Goods are hereby excluded.

ATTORNMENT

7.9 Except as provided in Part 5, each party irrevocably attorns to the exclusive jurisdiction of the courts of British Columbia, Canada and all courts having appellate jurisdiction thereover in respect of any proceeding arising out of or relating to this Agreement.

FORCE MAJEURE

7.10 No party will be liable to the other for default or delay in the performance of its obligations under this Agreement if such default or delay is caused by fire, strike, riot, war, act of God, delay of carriers, labour disputes, governmental orders or regulation, complete or partial shutdown of plant by reason of inability to obtain sufficient raw material or power, or any other occurrence beyond the reasonable control of such party. The party whose performance is prevented by any such occurrence will notify the other parties of the same in writing as soon as it is reasonably possible after the commencement thereof, will provide the other parties with full written particulars of such occurrence and attempts made to remedy the same, will use commercially reasonable efforts to remedy such occurrence with all reasonable dispatch and, upon cessation of the occurrence, will give prompt written notice to the other parties of the same. No party will be required to make any concession or grant any demand or request to bring to an end any strike or other concerted actions of workers.

SEVERABILITY

7.11 If any provision contained in this Agreement is found by any court or arbitrator for any reason, to be invalid, illegal or unenforceable in any respect in any jurisdiction,

       (a) the validity, legality and enforceability of such provision will not in any way be affected or impaired thereby in any other jurisdiction and the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby, unless in either case as a result of such determination this Agreement would fail in its essential purpose, and

       (b) the parties will use their best efforts to substitute for any provision that is invalid, illegal or unenforceable in any jurisdiction a valid and enforceable provision which achieves to the greatest extent possible the economic, legal and commercial objectives of such invalid, illegal or unenforceable provision of this Agreement and, failing the agreement of the parties on such a substitution within 30 days after the finding of the court or arbitrator, either party may refer the matter for dispute resolution under Part 5.

COUNTERPARTS

7.12 This Agreement may be executed in counterparts or by facsimile, each of which will together, for all purposes, constitute one and the same instrument, binding on the parties, and each of which will together be deemed to be an original, notwithstanding that all parties are not signatories to the same counterpart or facsimile.

NO ASSIGNMENT

7.13 No party may assign any right, benefit or interest in this Agreement without the written consent of each other party, such consent not to be unreasonably withheld, and any purported assignment without such consent will be void.

SURVIVAL

7.14 All rights and obligations expressly stated to continue after, or accrue as a result of, the termination of the Development, the Graftech/BPS License and/or the BPS/Graftech License are separate and distinct rights and obligations binding on the parties, will survive the termination of the Development, the Graftech/BPS License, and/or the BPS/Graftech License, as the case may be, and will continue in full force and effect and nothing herein will affect the enforceability of such provisions. For greater certainty, the provisions of ss.2.6, ss.2.7, ss.2.8, ss.2.9, ss.2.11, ss.2.13, Part 3, Part 4, Part 5, Part 6 and Part 7 which are expressly stated to continue, or contemplated as continuing, after the termination of the Development, the Graftech/BPS License, the BPS/Graftech License, will continue to apply after the termination of the Development, the Graftech/BPS License, the BPS/Graftech License, as the case may be. All other provisions will expire except to enforce rights arising prior to termination.

NO PARTNERSHIP

7.15 Nothing herein will or will be deemed to create any partnership or joint venture between or among the parties or to give any party any right or authority to act as the agent of or to pledge the credit of any other party.

TERMINATION OF UCAR CARBON'S OBLIGATIONS

7.16 Notwithstanding anything to the contrary in this Agreement, the rights and obligations of UCAR Carbon under this Agreement (other than those under Part 4), will terminate five years after UCAR Carbon has, directly or indirectly, through its Affiliates or otherwise, ceased to control Graftech; provided, however, that such obligations will revive if at anytime after it so ceases to control Graftech, UCAR Carbon directly or indirectly, through its Affiliates or otherwise, again controls Graftech. Nothing in this ss.7.16 will release Graftech from any of its obligations under this Agreement, each of which will continue in full force and will be binding on Graftech following the application of this ss.7.16. For the purposes hereof, UCAR Carbon will be deemed to control Graftech if

       (a) it directly or indirectly holds a sufficient number of the voting rights attached to all outstanding voting securities of Graftech to affect materially the control of Graftech, or

       (b) it, together with other Persons, acting jointly or in concert by virtue of an agreement, arrangement, commitment or understanding, directly or indirectly, holds in total a sufficient number of the voting rights attached to all outstanding securities of Graftech to affect materially the control of Graftech.

         For purposes of this Agreement, if UCAR Carbon, alone or acting jointly or in concert with other Persons, directly or indirectly, holds more than 20% of the voting securities of Graftech, UCAR Carbon will be deemed, in the absence of evidence to the contrary, to control Graftech.

BPS/UCAR CARBON COLLABORATION AGREEMENT

7.17 Nothing in this Agreement is to be construed so as to adversely affect the rights of the parties under ss.3.4 and ss.3.5 of the Collaboration Agreement made May 3, 1999 between BPS and UCAR Carbon (with Graftech assuming the obligations of UCAR Carbon effective November 15, 1999), as may have been amended, which arose prior to the Effective Date.

REMEDIES

7.18 If any party is in default of any term or condition of this Agreement, each other party to this Agreement will be entitled to exercise all rights and remedies available to it at law, in equity or under this Agreement, whether or not such default constitutes an Event of Default.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF the parties have executed this Agreement as of the day and year first above written.

BALLARD POWER SYSTEMS INC.

By: /s/  LAYLE K. SMITH
   --------------------------------------

Its: PRESIDENT & CHIEF OPERATING OFFICER


By: /S/ NOORDIN NANJI
   --------------------------------------

Its: VP STRATEGIC DEVELOPMENT &
     CORPORATE SECRETARY












This is the execution page for Ballard Power Systems Inc. for the Joint Development and Collaboration Agreement, made effective June 5, 2001, between Ballard Power Systems Inc., Graftech Inc. and UCAR Carbon Company Inc.

IN WITNESS WHEREOF the parties have executed this Agreement as of the day and year first above written.


GRAFTECH INC.

By:/S/  JOHN J. WETULA
   --------------------------------------

Its: PRESIDENT




UCAR CARBON COMPANY INC.

By:/S/ KAREN G. NARWOLD
   --------------------------------------

Its: VICE PRESIDENT, SECRETARY AND
     GENERAL COUNSEL
















This is the execution page for Graftech Inc. and UCAR Carbon Company Inc. for the Joint Development and Collaboration Agreement, made effective June 5, 2001, between Ballard Power Systems Inc., Graftech Inc. and UCAR Carbon Company Inc.

                                   SCHEDULE A

                                    TIMETABLE

             TIMETABLE TO COMMENCE RESEARCH AND DEVELOPMENT EFFORTS



-----------------------   ---------------------------  -------------------------  ----------------------------
                               TRANSPORTATION                 STATIONARY                   COMPACT
       COMPONENTS             (GREATER THAN 35               (GREATER THAN 35             (LESS THAN 35
                                 KILOWATTS)                     KILOWATTS)                 KILOWATTS)
-----------------------   ---------------------------  -------------------------  ----------------------------
Flow Field Plates         [TEXT DELETED]               [TEXT DELETED]             [TEXT DELETED]
-----------------------   ---------------------------  -------------------------  ----------------------------
GDL                       [TEXT DELETED]               [TEXT DELETED]             [TEXT DELETED]
-----------------------   ---------------------------  -------------------------  ----------------------------

                                   SCHEDULE B

                             OWNERSHIP OF ARISING IP

                                     PART 1
              OWNERSHIP OF ARISING IP RELATING TO FLOW FIELD PLATES


-------------------------------------------    -----------------     ----------------   --------------
TECHNOLOGY                                         GRAFTECH              BALLARD            JOINT
-------------------------------------------    -----------------     ----------------   --------------
Basic Raw Material                                     X
-------------------------------------------    -----------------     ----------------   --------------
Treated Raw Material                                   X
-------------------------------------------    -----------------     ----------------   --------------
Raw Material Additives                                 X
-------------------------------------------    -----------------     ----------------   --------------
Intermediate Processing (e.g., [TEXT                   X
DELETED]
-------------------------------------------    -----------------     ----------------   --------------
Processed Material (e.g., [TEXT DELETED])              X
-------------------------------------------    -----------------     ----------------   --------------
Final Material (e.g. GrafCell(TM)material)             X
-------------------------------------------    -----------------     ----------------   --------------
Component Processing at Graftech (e.g.,                                                       X
[TEXT DELETED])
-------------------------------------------    -----------------     ----------------   --------------
Component Processing (e.g., [TEXT                                           X
DELETED])
-------------------------------------------    -----------------     ----------------   --------------
Component                                                                   X
-------------------------------------------    -----------------     ----------------   --------------
Component Assembly                                                          X
-------------------------------------------    -----------------     ----------------   --------------
Component Processing (e.g., [TEXT                                           X
DELETED])
-------------------------------------------    -----------------     ----------------   --------------
Stack Assembly                                                              X
-------------------------------------------    -----------------     ----------------   --------------
Use of Component In Fuel Cell                                               X
-------------------------------------------    -----------------     ----------------   --------------
Component Configured for Fuel Cell                                          X
-------------------------------------------    -----------------     ----------------   --------------

                                   SCHEDULE B
                                   (CONTINUED)

                             OWNERSHIP OF ARISING IP

                                     PART 2
                     OWNERSHIP OF ARISING IP RELATING TO GDL


-------------------------------------------    -----------------    ----------------   --------------
TECHNOLOGY                                         GRAFTECH              BALLARD            JOINT
-------------------------------------------    -----------------    ----------------   --------------
Basic Raw Material                                     X
-------------------------------------------    -----------------    ----------------   --------------
Treated Raw Material                                   X
-------------------------------------------    -----------------    ----------------   --------------
Raw Material Additives                                 X
-------------------------------------------    -----------------    ----------------   --------------
Processed Material (e.g., [TEXT
DELETED])                                              X
-------------------------------------------     ----------------    ----------------   --------------
Intermediate Processing (e.g., [TEXT
DELETED])                                              X
-------------------------------------------     ----------------    ----------------   --------------
Material                                               X
-------------------------------------------     ----------------    ----------------   --------------
[TEXT DELETED] Design (e.g., size, shape,
etc.)                                                                                         X
-------------------------------------------     ----------------     ---------------   --------------
Configuration of [TEXT DELETED] ([TEXT
DELETED])                                                                                     X
-------------------------------------------     ----------------     ---------------   --------------
Substrate Processing (e.g. [TEXT DELETED]
processing)                                            X
-------------------------------------------     ----------------     ---------------    -------------
Substrate                                                                                     X
-------------------------------------------     ----------------     ---------------    -------------
Configuration of [TEXT DELETED] ([TEXT
DELETED])                                                                   X
-------------------------------------------     ----------------     ---------------    -------------
GDL Processing ([TEXT DELETED])                                             X(1)
-------------------------------------------     ----------------     ---------------    ------- -----
GDL                                                                         X
-------------------------------------------    -------- --------     ---------------    -------------

----------
(1) Regardless of location or use (I.E., Graftech's facilities or Ballard's facilities).

-------------------------------------------    -----------------    ----------------   --------------
TECHNOLOGY                                         GRAFTECH              BALLARD            JOINT
-------------------------------------------    -----------------    ----------------   --------------
GDL as used in MEA                                                          X
-------------------------------------------    -----------------     ---------------   ---------------
GDL Configured for Fuel Cell                                                X
-------------------------------------------    -----------------     ---------------   ---------------
MEA Assembly                                                                X
-------------------------------------------    -----------------    ----------------   ---------------
Stack Assembly                                                              X
-------------------------------------------    -----------------    ----------------   ---------------

                                   SCHEDULE B
                                   (CONTINUED)

                             OWNERSHIP OF ARISING IP

                                     PART 3
                                    OTHER IP


-------------------------------------------    -----------------    ----------------   --------------
TECHNOLOGY                                         GRAFTECH              BALLARD            JOINT
-------------------------------------------    -----------------    ----------------   --------------
-------------------------------------------    ------------------   ----------------   --------------
Graphitic Materials(2)                                  X
-------------------------------------------    ------------------   ----------------   --------------
PEM Fuel Cells(3)                                                           X
-------------------------------------------    ------------------   ----------------   --------------
PEM Fuel Cell Systems                                                       X
-------------------------------------------    ------------------   -----------------  --------------
Component manufacturing technology                                                            X
-------------------------------------------    ------------------   -----------------  --------------

----------
(2) Whether pursuant to the Development or not, except for Graphitic Materials developed by Ballard pursuant to ss.ss.2.7 or 2.9.

(3) Whether pursuant to the Development or not, except for Graphitic Components developed by Graftech pursuant to ss.ss.2.7 or 2.9.

                                   SCHEDULE C

                       RELEASE DATES FOR THIRD PARTY SALES


------------------------------------------ ------------------------------ -------------- --------------- --------------

                                           PLATE MATERIAL                 PLATES         SUBSTRATE       GDL
------------------------------------------ ------------------------------ -------------- --------------- --------------
Start Date for External Sales              [TEXT DELETED] - [TEXT DELETED][TEXT DELETED] [TEXT DELETED] [TEXT DELETED]
                                           [TEXT DELETED] - [TEXT DELETED]
------------------------------------------ ------------------------------ -------------- --------------- --------------
Ballard's Right to Manufacture             No                             Yes            No              Yes
------------------------------------------ ------------------------------ -------------- --------------- --------------
Graftech's Right to Manufacture            Yes                            Yes            Yes             Yes
Components for Ballard
------------------------------------------ ------------------------------ -------------- --------------- --------------
Estimated                                  [TEXT DELETED]                 [TEXT DELETED] [TEXT DELETED] [TEXT DELETED]

Timing for BPS's sales of commercial       [TEXT DELETED]                 [TEXT DELETED] [TEXT DELETED] [TEXT DELETED]
product
------------------------------------------ ------------------------------ -------------- --------------- --------------



All platforms to be investigated.
[TEXT DELETED] etc.]

                                   SCHEDULE D

                              ROYALTY DETERMINATION

            PRINCIPLES TO CONSIDER FOR THE DETERMINATION OF ROYALTIES

1. The relative contributions of BPS and Graftech to the IP so licensed. In the case of Joint Arising IP, primary consideration shall be given to this principle in determining the royalties to be paid;

2. the impact of the licensed IP on future sales successes of the licensee's product;

3. the total market size or potential revenue or likely revenue realistically achievable for foreseeable products incorporating the IP so licensed;

4.     the Net Sales Price of the product incorporating the IP so licensed;

5. the specific markets that are realistically addressable by products embodying the IP so licensed;

6. competing processes available to the licensee and the advantages of using the IP over other processes;

7. the possible duration of any competitive advantage to the licensee by using the IP so licensed;

8. the development cost to the licensee of an alternative to the IP so licensed;

9.     opportunity costs to the licensee of assets deployed;

10. the risks to the licensee of investment in manufacturing and commercialization of the licensee's products using the IP so licensed;

11. the incremental financial investment to be made by the licensee for manufacturing, marketing and distribution functions;

12. cost of intangible and intellectual capital to be employed by the licensee;

13.    the economic life of the product embodying the licensee's technology;

14.    the length of time required to commercialize the licensee's products; and

15.    the strength of the IP so licensed.

Royalties for licenses granted under this Agreement will be determined as soon as practicable and to the extent possible, before the grant of the applicable license.

                                   SCHEDULE E

                               LIST OF EQUIPMENT*

                         GRAFTECH EQUIPMENT REQUIREMENTS

1. Fuel Cell test stand-instrumented as directed by Ballard for evaluation of FFP and GDL
         o    [TEXT DELETED] based on the [TEXT DELETED]
         o    [TEXT DELETED] based on the [TEXT DELETED]
2.       Gas Diffusion Layer Evaluation Equipment
         o Graftech currently has a Gurley and Taber test equipment to test permeability and flexibility. We request "other" devices or test procedures Ballard uses for material evaluations.
         o    Surface roughness?  ([TEXT DELETED])
3.       Set of fuel and air [TEXT DELETED] and [TEXT DELETED]
4.       Gas permeability test fixture for [TEXT DELETED]
5.       Gas permeability test fixture for [TEXT DELETED]
6.       Adhesion test equipment






*        Subject to review pursuant to ss.2.10